                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             ESCALON MEDICAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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        ------------------------------------------------------------------------

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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

[ESCALON LOGO]

                                                           Escalon Medical Corp.
                                                           351 E. Conestoga Road
                                                                 Wayne, PA 19087
                                             Tel. 610-688-6830 Fax. 610-688-3641


                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 2, 2001

To the Stockholders of Escalon Medical Corp.:

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of the Stockholders of Escalon Medical Corp. (the "Company") will be held at the offices of Duane Morris, One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103-7396, on Friday, November 2, 2001, at 9:00 a.m., local time, for the following purposes:

         1.       To elect two Class II directors;

         2. To consider a proposal to approve an amendment to the Company's 1999 Equity Incentive Plan to increase the number of shares available for award under the Plan;

         3. To consider a proposal to change the Company's state of incorporation from Delaware to Pennsylvania;

         4. To ratify the selection of Parente Randolph, LLC as the Company's independent auditors for the fiscal year ending June 30, 2002; and

         5. To transact such other business as may properly come before the meeting or any adjournment, postponement or continuation thereof.

         The Board of Directors has fixed the close of business on September 21, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

         Stockholders are cordially invited to attend the Annual Meeting. In order to constitute a quorum for the conduct of business at the Annual Meeting, the holders of a majority of all outstanding shares of the Company's Common Stock entitled to vote must be present in person or be represented by proxy.

                                       By Order of the Board of Directors,

                                       Secretary
                                       Harry M. Rimmer

Wayne, Pennsylvania
October 2, 2001

EACH STOCKHOLDER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF A STOCKHOLDER DECIDES TO ATTEND THE ANNUAL MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                              ESCALON MEDICAL CORP.
                              351 E. CONESTOGA ROAD
                                 WAYNE, PA 19087


                                 PROXY STATEMENT


                       2001 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 2, 2001

GENERAL INFORMATION ON THE MEETING

         This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Escalon Medical Corp., a Delaware corporation (the "Company"), for use at the 2001 Annual Meeting of Stockholders of the Company to be held on Friday, November 2, 2001, at 9:00 a.m., local time, at the offices of Duane Morris, One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103-7396, and at any adjournment, postponement or continuation thereof.

         The cost of soliciting proxies will be borne by the Company, including expenses in connection with preparing and mailing proxy solicitation materials. In addition to the use of the mails, proxies may be solicited by certain officers, directors and regular employees of the Company, without extra compensation, by telephone, facsimile transmission or personal interview. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending proxies and proxy material to the beneficial owners of the Company's Common Stock. This proxy statement and accompanying proxy are first being sent to the stockholders of the Company on or about October 2, 2001.

RECORD DATE AND VOTING

         Only stockholders of record at the close of business on September 21, 2001 are entitled to notice of, and to vote at, the Annual Meeting. As of September 21, 2001, 3,292,184 shares of the Company's Common Stock were issued and outstanding, all of which are entitled to be voted at the meeting. Each stockholder is entitled to one vote for each share of Common Stock held on all matters to come before the meeting.

         The presence, either in person or by proxy, of persons entitled to vote a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A stockholder giving a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company written notice of revocation or by appearing at the meeting and voting in person. A prior proxy is automatically revoked by a stockholder delivering a valid proxy to the Secretary of the Company bearing a later date. Shares represented by all valid proxies will be voted in accordance with the instructions contained in the proxies. In the absence of instructions, shares represented by valid proxies will be voted for all nominees listed herein under "Election of Directors," for the approval of the amendment to the Company's 1999 Equity Incentive Plan, for the approval of the reincorporation of the Company from Delaware to Pennsylvania and for ratification of the selection of Parente Randolph, LLC as the Company's independent auditors for the fiscal year ending June 30, 2002.

         The election of directors will be determined by a plurality of the votes cast, while approval of any other items at the Annual Meeting will require the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote at the meeting. Abstentions and shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owner of or person otherwise entitled to vote such shares and as to which the broker or nominee does not have discretionary voting power, i.e., broker non-votes, are considered shares of stock outstanding and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention or broker non-vote will therefore have the practical effect of voting against approval of the reincorporation because it represents one fewer vote for approval of the reincorporation.


                                (PROPOSAL NO. 1)

                              ELECTION OF DIRECTORS

         The Company's Board of Directors consists of six members. Each director is elected for a term of three years and until his successor is elected and has qualified or until his earlier resignation or removal. The current three-year terms of the Company's directors expire in the years 2001, 2002 and 2003, respectively.

         Two Class II directors are to be elected at the annual meeting. Unless otherwise instructed, the proxies solicited by the Board of Directors will be voted for the election of the nominees named below, both of whom are currently directors of the Company. If a nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filed by a majority of the directors then in office until the expiration of the term of the class of directors in which the vacancy exists.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES NAMED BELOW.

         The names of the nominees for Class II directors and the Class I directors and Class III directors who will continue in office after the annual meeting until the expiration of their respective terms, together with certain information regarding them, are as follows:

CLASS II DIRECTORS                                         NOMINEES FOR ELECTION
                         DIRECTOR    YEAR TERM             PRINCIPAL OCCUPATIONS DURING PAST FIVE
NAME OF DIRECTOR          SINCE     WILL EXPIRE     AGE    YEARS AND CERTAIN DIRECTORSHIPS
Fred G. Choate             1998        2004*        55     President of Beaumark Capital LLP, a venture cap-
                                                           ital firm, since January 1999; Manager of the
                                                           Greater Philadelphia Venture Capital Corp. from
                                                           1992 to 1998; Director of Berean Federal
                                                           Savings Bank.

Jeffrey F. O'Donnell       1999        2004*        41     President and CEO of PhotoMedex, Inc., a medical
                                                           products company, since November 1999;
                                                           President and CEO of X-Site
                                                           Medical LLC, a medical products company,
                                                           from January 1999 to November 1999;
                                                           President of Radiance Medical Systems, Inc.,
                                                           cardiology products, from May 1997 to January
                                                           1999; Vice President of Sales of Kensey Nash
                                                           Corporation, cardiology products, from January
                                                           1995 to May 1997; Director Radiance Medical
                                                           Systems, Inc.

* If elected at the annual meeting.

CLASS I DIRECTORS                                          DIRECTORS CONTINUING IN OFFICE
                         DIRECTOR    YEAR TERM             PRINCIPAL OCCUPATIONS DURING PAST FIVE
NAME OF DIRECTOR          SINCE     WILL EXPIRE     AGE    YEARS AND CERTAIN DIRECTORSHIPS
William Kwan               1999        2003         61     Retired; Vice President of Business Development
                                                           of Alcon Laboratories, Inc., a medical products
                                                           company, from October 1996 to 1999, and Vice
                                                           President of International Surgical and Instru-
                                                           ments from November 1989 to October 1996.

Anthony Coppola            2000        2003         64     Principal and operator of real estate and comm-
                                                           ercial property, from 1988 to present; Retired
                                                           Division President of SKF Industries, a manufac-
                                                           turing company, from 1963 to 1986.

CLASS III DIRECTORS                                        DIRECTORS CONTINUING IN OFFICE
                         DIRECTOR    YEAR TERM             PRINCIPAL OCCUPATIONS DURING PAST FIVE
NAME OF DIRECTOR          SINCE    WILL EXPIRE      AGE    YEARS AND CERTAIN DIRECTORSHIPS
Richard J. DePiano         1996        2002         60     Chairman and CEO of Escalon Medical Corp. since
                                                           March 1997. CEO of the Sandhurst Company, LP and
                                                           Managing Director of the Sandhurst Venture
                                                           Fund since 1986; Chairman of the Board
                                                           of Directors of Surgical Laser Technologies, Inc.
                                                           and a director of PhotoMedex, Inc.

Jay L. Federman, MD        1996        2002         63     Chief of the Division of Ophthalmology
                                                           at the Medical College of Pennsylvania
                                                           and M.C.P. Hahnemann School of Medicine and
                                                           as Co-Director of the Retina Service at Wills Eye
                                                           Hospital in Philadelphia;
                                                           Chairman of the Board of Directors of Escalon
                                                           Medical Corp. from February 1996 to March 1997;
                                                           Director of Surgical Laser Technologies, Inc.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held four meetings during the fiscal year ended June 30, 2001. Five out of the six members of the Board of Directors attended in person or telephonically all meetings of the Board of Directors and the Committees of which they were members during the fiscal year ended June 30, 2001. One member of the Board of Directors attended in person or telephonically at least 88% of the total number of meetings of the Board of Directors and the Committees of which he was a member during the fiscal year ended June 30, 2001.

         The Board of Directors has established three standing committees: the Executive Committee, the Audit Committee and the Compensation Committee.

         Executive Committee The Executive Committee has the authority to take action that can be taken by the Board of Directors, consistent with applicable law, between meetings of the Board of Directors. The Executive Committee consists of three directors: Mr. DePiano, Mr. Choate and Dr. Federman.

         Audit Committee. The Audit Committee has the primary responsibility of assisting the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process. The Committee's functions include: (i) selecting, evaluating and, where appropriate, replacing the independent auditors; (ii) reviewing the scope of the annual audit to be performed by the independent auditors; (iii) reviewing the results of those audits; and (iv) meeting periodically with management and the Company's independent auditors to review financial, accounting and internal control matters. The Audit Committee held four meetings during the fiscal year ended June 30, 2001. The Audit Committee consists of three directors: Mr. Choate, Mr. Kwan and Mr. Coppola.

         Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors on the compensation and benefits payable to the officers and key employees of the Company and reviews general policy matters relating to compensation and benefits of employees of the Company. The Compensation Committee is also charged with determining candidates who are eligible for grants of stock options under the Company's stock option plans. In addition, the Compensation Committee is responsible for administering and interpreting such plans. The Compensation Committee held two meetings during the fiscal year ended June 30, 2001. The Compensation Committee consists of two directors: Mr. Choate and Mr. Coppola.

COMPENSATION OF DIRECTORS

         None of the Company's directors was paid any directors fees by the Company during the fiscal year ended June 30, 2001. On November 2, 2000, each of the members of the Board of Directors were issued stock options as follows: Dr. Federman, Mr. Kwan, Mr. Coppola, Mr. Choate and Mr. O'Donnell were each issued stock options to purchase 10,000 shares of the Company's Common Stock. The exercise price for each of these options was $ 2.391 per share. Each option expires ten years after the date of grant and is exercisable in full on the grant date.

In addition, directors are reimbursed for expenses incurred in connection with attending meetings.

         Jeffrey F. O'Donnell rendered consulting services to the Company pursuant to a consulting agreement with the Company dated March 15, 1999. Mr. O'Donnell's consulting agreement provides for an annual consulting fee of $48,000, payable in monthly installments, and reimbursement of expenses reasonably incurred in connection with his services performed for the Company. The consulting agreement expired on June 30, 2001, and Mr. O'Donnell has agreed not to compete with the Company during the term of the consulting agreement and for an additional two years after the expiration of such agreement.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee is comprised of three directors, none of whom is an officer of Escalon and all of whom are considered "independent" under the listing standards of The Nasdaq Stock Market. The Audit Committee has adopted a charter, a copy of which is included in this proxy statement as Appendix A.

         Management has the primary responsibility for Escalon's financial statements and the financial reporting process, including the system of internal controls. Escalon's independent auditors are responsible for performing an independent audit of Escalon's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. Under the Audit Committee's charter, the Audit Committee is responsible for monitoring, on behalf of our Board of Directors, Escalon's financial reporting process and Escalon's internal controls and accounting practices. The Audit Committee is also responsible for confirming the independence of Escalon's independent auditors.

         The Audit Committee has reviewed Escalon's audited consolidated financial statements and discussed those statements with management. The Audit Committee has also discussed with Parente Randolph, LLC, Escalon's independent auditors during the fiscal year ended June 30, 2001, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees, as amended).

         The Audit Committee received from Parente Randolph, LLC the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Parente Randolph, LLC matters relating to its independence.

         On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that Escalon's audited consolidated financial statements be included in Escalon's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, and be filed with the Securities and Exchange Commission.

         The Audit Committee also considered the compatibility of the provision of non-audit services by Parente Randolph, LLC discussed below with the maintenance of Parente Randolph, LLC's independence.

         Audit Fees. The aggregate fees billed to Escalon by Parente Randolph, LLC, the Company's independent public accountants, in connection with (i) the audit of Company's annual consolidated financial statements for the fiscal year ended June 30, 2001 and (ii) the reviews of the consolidated financial statements included in the Company's Form 10-Q quarterly reports for the fiscal year ended June 30, 2001 was $46,000.

         Financial Design and Implementation Fees. No fees were billed by Parente Randolph, LLC for information technology services rendered by Parente Randolph, LLC during the fiscal year ended June 30, 2001.

         All Other Fees. The aggregate fees billed by Parente Randolph, LLC for non-audit services other than information technology services during the fiscal year ended June 30, 2001 was $38,000 for tax consulting and planning services.

                                           Fred G. Choate
                                           William Kwan
September 18, 2001                         Anthony Coppola

                        EXECUTIVE OFFICERS OF THE COMPANY

         NAME            AGE                 POSITION

Richard J. DePiano       60      Chairman and Chief Executive Officer

Ronald L. Hueneke        58      President and Chief Operating Officer

Harry M. Rimmer          54      Senior Vice President, Finance, Secretary and Treasurer

         Mr. DePiano has been a director of the Company since February 1996 and has served as Chairman and Chief Executive Officer of the Company since March 1997. Mr. DePiano has been the Chief Executive Officer of the Sandhurst Company, L.P. and Managing Director of the Sandhurst Venture Fund since 1986. Mr. DePiano is Chairman of the Board of Directors of Surgical Laser Technologies, Inc. Mr. DePiano is a member of the Board of Directors of PhotoMedex, Inc.

         Mr. Hueneke was appointed President and Chief Operating Officer of the Company in July 1998. From 1991 until 1997, Mr. Hueneke held various senior management positions with EOI. Mr. Hueneke co-founded Trek Medical Products, Inc., a vitreoretinal instrument and equipment business, in 1983 and served as its President until October 1991 when it was acquired by EOI.

         Mr. Rimmer was appointed Vice President, Corporate Development of the Company in March 2000. In August 2000 his role was expanded to include Vice President, Finance and Secretary. In August 2001 his role was expanded to include Senior Vice President, Finance and Treasurer. From 1996 until 1999 he served as the Finance Director for Irving Tissue, Inc., a manufacturing and marketing company based in Philadelphia. In 1995 Mr. Rimmer was the Finance Officer for a division of Scott Paper, and for the first eight months of 1996 Mr. Rimmer was employed by the Kimberly Clark organization in connection with the divestment of a business unit.

EXECUTIVE COMPENSATION

         The following table sets forth certain compensation paid by the Company to its Chief Executive Officer and certain other highly compensated executive officers of the Company for all services rendered in all capacities for the periods shown.



                                                             SUMMARY COMPENSATION TABLE
                                                             --------------------------
                                    ANNUAL COMPENSATION                        LONG-TERM
                                    -------------------
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                                 ------
NAME AND                      YEAR        SALARY         BONUS        OTHER ANNUAL    SECURITIES     ALL OTHER
                              ----        ------         -----
PRINCIPAL POSITION                                                    COMPENSATION    UNDERLYING   COMPENSATION(1)
------------------                                                    ------------                 ---------------
                                                                                       OPTIONS
                                                                                       -------
Richard J. DePiano            2001      $ 250,000      $  60,000             --        105,000      $  18,320
Chairman and Chief            2000      $ 240,000      $       0             --         90,000      $  27,400
Executive Officer             1999      $ 240,000      $  120,00             --        200,000             --

Ronald L. Hueneke             2001      $ 120,000      $       0             --         35,000      $   7,800
President and Chief           2000      $ 105,000      $       0             --         27,500      $   6,500
Operating Officer             1999      $ 105,000      $  40,000             --         40,000             --


(1) Includes payment by the Company of (i) in the case of Mr. DePiano, (a) an automobile allowance and (b) insurance premiums paid for life insurance; (ii) in the case of Mr. Hueneke, an automobile allowance.


                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS
                                -----------------
                                      % OF TOTAL
                          NUMBER OF    OPTIONS
                         SECURITIES   GRANTED TO
                         UNDERLYING   EMPLOYEES    EXERCISE
                           OPTIONS    IN FISCAL      PRICE     EXPIRATION
        NAME               GRANTED       YEAR     (PER SHARE)     DATE
Richard J. DePiano          60,000      27.97%      $1.5625     8/22/10
                            45,000      20.98%      $2.3750     11/2/10

Ronald L. Hueneke           20,000       9.32%      $1.5625     8/22/10
                            15,000       6.99%      $2.3750     11/2/10

(1) These options were granted under the Company's 1999 Equity Incentive Plan and have a term of ten years, subject to earlier termination in certain events. See "Employment Agreements." The options of Mr. Hueneke vest over a five-year period. The options of Mr. DePiano vested over a twenty-four month period.


           AGGREGATE OPTIONS EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUE
           --------------------------------------------------------------------------------
                       SHARES                                                   VALUE OF UNEXERCISED
                      ACQUIRED                   NUMBER OF UNEXERCISED          IN-THE-MONEY OPTIONS
                         ON        VALUE       OPTIONS AT JUNE 30, 2001           AT JUNE 30, 2001
                                               ------------------------           ----------------
        NAME          EXERCISE    REALIZED   EXERCISABLE    UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
        ----          --------    --------   -----------    -------------    -----------  -------------
Richard J. DePiano       -        $      -       309,375           85,625         $1,438         $2,013
Ronald L. Hueneke        -        $      -        34,624           67,876         $  192         $  958

(1) Potential unrealized value is (i) the fair market value at fiscal 2001 year-end less the option exercise price times (ii) the number of options. Fair market value as of fiscal 2001 year-end was determined based on a closing sale price on June 29, 2001 of $1.62.

         No awards were made to any named executive officer during such fiscal year under any long-term incentive plan. The Company does not sponsor any defined benefit or actuarial plans at this time.

EMPLOYMENT AGREEMENTS

         On May 12, 1998, the Company entered into an employment agreement with Richard J. DePiano as the Chairman and Chief Executive Officer of the Company. The term of the employment agreement commenced on May 12, 1998 and continue through June 30, 2001. The employment agreement renews on July 1 of each year for successive terms of three years unless either party notifies the other party at least 30 days prior to such date of the notifying party's determination not to renew the agreement. The agreement currently provides for a base salary of $250,000 per year plus incentive compensation in the form of a cash bonus to be paid by the Company to Mr. DePiano at the discretion of the Board of Directors. The agreement also provides for health and long-term disability insurance and other fringe benefits as well as an automobile allowance of $800 per month.

         On July 1, 1999 the Company entered into an Employment Agreement with Ronald L. Hueneke. Mr. Hueneke's employment agreement provides for a base salary at a rate established by the Company's Board of Directors, which is currently set as $120,000 per annum. Mr. Hueneke is also entitled to receive incentive compensation in the form of a cash bonus to be paid to Mr. Hueneke at the discretion of the Board of Directors. The agreement also provides for health, life and long-term disability insurance and other fringe benefits. The employment agreement renews automatically from year to year unless either party notifies the other in writing at least 90 days prior to the expiration of the then current term of its determination not to renew the agreement.

                SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth, as of September 21, 2001, certain information regarding the beneficial ownership of the Common Stock by (i) each director and nominee for election as director of the Company, (ii) each of the persons named in the Summary Compensation table under "Executive Compensation" above and (iii) all directors and executive officers of the Company as a group. Pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") the table sets forth the most recent information provided in filings made with the Securities and Exchange Commission by the reporting persons. No person is known by the Company to be the beneficial owner of more than 5% of the Common Stock.

         The calculation of percentage ownership as shown for each person in the following table assumes the exercise of all options held by such person that are exercisable on or before November 1, 2001, but not the exercise of any other person's options. Additionally, certain of the reporting persons share beneficial ownership of certain securities of the Company. Any securities as to which beneficial ownership is shared are set forth on the table below as beneficially owned by each person to whom beneficial ownership may be attributed. See the footnotes to the table for information as to shared beneficial ownership of the Company's securities.

                                               BENEFICIAL OWNERSHIP TABLE
 NAME AND ADDRESS                          AMOUNT OF       PERCENT       AMOUNT OF       AMOUNT OF       AGGREGATE
 OF BENEFICIAL OWNER                       BENEFICIAL      OF CLASS      BENEFICIAL      AGGREGATE        PERCENT
 -------------------                                       --------
                                          OWNERSHIP OF                    OWNERSHIP      BENEFICIAL      OF CLASS
                                                                                                         --------
                                          OUT STANDING                    OF SHARES      OWNERSHIP
                                                                                         ---------
                                          SHARES(1)**                    UNDERLYING
                                          -----------
                                                                           OPTIONS
                                                                           -------

Fred G. Choate (2)                              816              *          25,000         25,816              *

Richard J. DePiano                           16,528             .5%        350,000        366,528           10.1%

Jay L. Federman, M.D                         42,072            1.3%         45,000         87,072            2.6%

Jeffrey F. O'Donnell                          1,000              *          25,000         26,000              *

William Kwan                                     --              *          40,000         40,000            1.2%

Ronald L. Hueneke                            16,995             .5%         43,167         60,162            1.8%

Anthony Coppola                                  --              *          10,000         10,000              *

All directors and executive officers         77,411            2.4%        538,167        615,578           16.1%
as a group (8 persons)

*        Less than 1%.

** Includes outstanding shares owned by the named person but does not include shares as to which such person has the right to acquire.

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2)      Mr. Choate shares voting power of 215 of these shares with his wife.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Commission reports of ownership and changes in ownership. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the period July 1, 2000 through June 30, 2001, all filing requirements applicable to its officers and directors were complied with, except that Richard J. DePiano, Jay L. Federman, Ronald L. Hueneke, Fred G. Choate, William Kwan, Jeffrey O'Donnell, Fred G. Choate and William Kwan filed their respective Form 5 late.

                                (PROPOSAL NO. 2)

                     AMENDMENT OF 1999 EQUITY INCENTIVE PLAN

         At the Annual Meeting, there will be presented to the stockholders a proposal to approve and adopt an amendment to the Company's 1999 Equity Incentive Plan (the "Equity Incentive Plan"). On August 22, 2001 the Board of Directors of the Company approved the proposed amendment to the Equity Incentive Plan subject to stockholder approval at the Annual Meeting. The amendment will not be effective unless and until stockholder approval is obtained.

         The amendment would increase the number of shares available for issuance under the Equity Incentive Plan from 435,000 to 635,000 shares of Common Stock. The Board of Directors believes that the Company's ability to grant options under the Equity Incentive Plan is a valuable and necessary compensation tool that aligns the long-term financial interests of eligible director, officers, key employees and consultants with the financial interests of the Company's stockholders. As of June 30, 2001, options to purchase 351,732 shares of Common Stock were outstanding under the Equity Incentive Plan; options to purchase 83,268 shares remain available for future grants. An increase in the number of shares available for issuance is necessary to meet the above objectives. The Board of Directors believes that it is in the best interests of the Company and its stockholders to incorporate this change into the Equity Incentive Plan.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE EQUITY INCENTIVE PLAN.

DESCRIPTION OF THE EQUITY INCENTIVE PLAN

         The purpose of the Equity Incentive Plan is to enhance the ability of the Company and its subsidiaries to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to those persons and to promote the success of the Company. The Equity Incentive Plan currently permits the grant of options for a maximum of 435,000 shares of the Company's Common Stock.

         Options granted under the Equity Incentive Plan may be options intended to qualify as incentive stock options ("Incentive Stock Options") under section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options that are not intended to so qualify ("Non-Qualified Stock Options") (collectively the "Options") granted to those officers, directors, consultants and key employees of the Company and the subsidiaries of the Company who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company and the subsidiaries of the Company. Nothing contained in the Equity Incentive Plan affects the right of the Company or any subsidiary of the Company to terminate the employment of any employee or the services of any director, optionee or consultant.

         As of September 21, 2001, options to purchase 351,732 shares of the Common Stock were granted under the Equity Incentive Plan. The Company believes that additional shares must be reserved under the Equity Incentive Plan to satisfy anticipated annual Option grants over the next several years. The number of persons who are eligible to participate in the Equity Incentive Plan is approximately 62, including executive officers and directors of the Company and executive officers of subsidiaries of the Company.

         On September 21, 2001, the closing price of the Company's Common Stock as reported on the Nasdaq SmallCap Market was $1.69 per share.

         No Options may be granted under the Equity Incentive Plan after July 15, 2009. If an Option expires or is terminated for any reason without having been fully exercised, the number of shares subject to such Option which have not been purchased may again be made subject to an Option under the Equity Incentive Plan. Appropriate adjustments to outstanding Options and to the number or kind of shares subject to the Equity Incentive Plan are provided for in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions involving the Company, including a merger or a sale of substantially all of the assets of the Company. The maximum number of shares of Common Stock for which Options may be granted under the Equity Incentive Plan to any employee in any calendar year is 100,000 shares.

         The Equity Incentive Plan is administered by a committee appointed by the Board of Directors of the Company, each of whom must be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act (the "Committee"), and is currently administered by the

Compensation Committee of the Board of Directors, consisting of Mr. Choate and Mr. Coppola. See "Election of Directors -- Meetings and Committees of the Board of Directors." The Committee is authorized to (i) interpret the provisions of the Equity Incentive Plan and decide all questions of fact arising in its application; (ii) select the directors, officers, employees and consultants to whom Options are granted and determine the timing, type, amount, size and terms of each such grant and (iii) to make all other determinations necessary or advisable for the administration of the Equity Incentive Plan.

INCENTIVE AND NON-QUALIFIED OPTIONS

         The exercise price of shares subject to Options granted under the Equity Incentive Plan will be set by the Committee but may not be less than 100%, with respect to Incentive Stock Options, and 85%, with respect to Non-Qualified Stock Options, of the fair market value per share of Common Stock on the date the Option is granted as determined by the Committee.

         Options will be evidenced by written agreements in such form not inconsistent with the Equity Incentive Plan as the Committee shall approve from time to time. Each agreement will state the period or periods of time within which the Option may be exercised. The Committee may accelerate the exercisability of any Option upon such circumstances and subject to such terms and conditions as the Committee deems appropriate. Unless otherwise determined by the Committee, no Option that is unexercisable at the time of the optionee's termination of employment or service to the Company may thereafter become exercisable. No Option may be exercised after ten years from the date of grant.

         An outstanding Non-Qualified Stock Option that has become exercisable generally terminates one year after the optionee ceases to be a consultant, director, officer or employee of the Company or any subsidiary due to death, retirement or total disability and three months after such termination for any reason other than retirement, total disability or death. Incentive Stock Options that have become exercisable generally will terminate one year after termination of employment due to total disability, death or retirement and three months after an employment termination for any other reason. Notwithstanding, the foregoing, an Incentive Stock Option that is exercised more that three months after termination of employment due to retirement will lose its status as an Incentive Stock Option and will be treated as a Non-Qualified Stock Option. No Option may be assigned or transferred, except by will or by the applicable laws of descent and distribution. During the lifetime of the optionee, an Option may be exercised only by the optionee.

         The Committee will determine whether Options granted are to be Incentive Stock Options meeting the requirements of Section 422 of the Code. Incentive Stock Options may be granted only to eligible employees. Any such optionee must own less than 10% of the total combined voting power of the Company or of any of its subsidiaries unless, at the time such Incentive Stock Option is granted, the option price is at least 110% of the fair market value of the Common Stock subject to the Option and, by its terms, the Incentive Stock Option is not exercisable after the expiration of five years from the date of grant. An optionee may not receive Incentive Stock Options for shares that first become exercisable in any calendar year with an aggregate fair market value determined at the date of grant in excess of $100,000.

         The option price must be paid in full at the time of exercise unless otherwise determined by the Committee. Payment must be made in cash, in shares of Common Stock valued at their then fair market value, or a combination thereof, as determined in the discretion of the Committee. It is the policy of the Committee that any taxes required to be withheld must also be paid at the time of exercise. The Committee may, in its discretion, allow an optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the optionee will simultaneously exercise the Option and sell the shares acquired thereby and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised.

AMENDMENT AND TERMINATION

         The Board of Directors may terminate or amend the Equity Incentive Plan at any time with respect to shares as to which Options have not been granted, subject to any required stockholder approval or any stockholder approval that the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. No modification, amendment or termination may be made to the Equity Incentive Plan without the consent of an optionee if such modification, amendment or termination will affect the rights of the optionee under an Option previously granted.

         The following table sets forth the total number of shares of Common Stock for which stock options have been awarded to the persons and groups listed below under the Equity Incentive Plan as of September 21, 2001.

AWARDS MADE UNDER THE EQUITY INCENTIVE PLAN

           NAME AND POSITION                     NUMBER OF OPTIONS
Richard J. DePiano                                   132,750

Ronald L. Hueneke                                     35,000

Fred G. Choate                                        10,000

Jeffrey F. O'Donnell                                  15,000

All current executive officers                       217,750
as a group

All current directors who are not                    102,482
executive officers as a group

All employees other than executive                    31,500
officers and directors as a group

FEDERAL INCOME TAX CONSEQUENCES

         Based on the advice of counsel, the Company believes that the normal operation of the Equity Incentive Plan should generally have, under the Code and the regulations thereunder, all as in effect on the date of this Proxy Statement, the principal federal income tax consequences described below. The tax treatment described below does not take into account any changes in the Code or the regulations thereunder that may occur after the date of this Proxy Statement. The following discussion is only a summary; it is not intended to be all-inclusive or to constitute tax advice, and, among other things, does not cover possible state or local tax consequences. This description may differ from the actual tax consequences of participation in the Equity Incentive Plan.

         An employee receiving an Option (an "Optionee") will not recognize taxable income upon the grant of the Option, nor will the Company be entitled to any deduction on account of such grant.

         In the case of Non-Qualified Stock Options, the Optionee will recognize ordinary income upon the exercise of the Non-Qualified Stock Option in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise. An Optionee exercising a Non-Qualified Stock Option is subject to federal income tax withholding on the income recognized as a result of the exercise of the Non-Qualified Stock Option. Such income will include any income attributable to any shares issuable upon exercise that are surrendered, if permitted under the applicable stock option agreement, in order to satisfy the federal income tax withholding requirements.

         Except as provided below, the basis of the shares received by the Optionee upon the exercise of a Non-Qualified Stock Option will be the fair market value of the shares on the date of exercise. The Optionee's holding period will begin on the day after the date on which the Optionee recognizes income with respect to the transfer of such shares, i.e., generally the day after the exercise date. When the Optionee disposes of the shares acquired upon exercise of a Non-Qualified Stock Option, the Optionee will generally recognize capital gain or loss under the Code rules that govern stock dispositions, assuming the shares are held as capital assets, equal to the difference between
(i) the selling price of the shares and (ii) the sum of the option price and the amount included in the Optionee's income when the Non-Qualified Stock Option was exercised. Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held and the Optionee's tax bracket. Any net capital loss may be used only to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. The use of shares to pay the exercise price of a Non-Qualified Stock Option, if permitted under the applicable stock option agreement, will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent the number of shares received exceeds the number surrendered, the fair market value of such excess shares on the date of exercise, reduced by any cash paid by the Optionee upon such exercise, will be includible in the gross income of the Optionee. The Optionee's basis in such excess shares will equal the fair market value of such shares on the date of exercise, and the Optionee's holding period with respect to such excess shares will begin on the day following the date of exercise.

         Incentive Stock Options granted under the Equity Incentive Plan are intended to qualify as incentive stock options under Section 422 of the Code. A purchase of shares upon exercise of an Incentive Stock Option will not result in recognition of income at that time, provided the Optionee was an employee of the Company or certain related corporations described in Section 422(a)(2) of the Code during the entire period from the date of grant of the Incentive Stock Option until three months before the date of exercise (increased to 12 months if employment ceased due to total and permanent disability). The employment requirement is waived in the event of the Optionee's death. (Of course, in all of these situations, the Incentive Stock Option itself may provide a shorter exercise period after employment ceases than the allowable period under the Code.) However, the excess of the fair market value of the shares purchased over the exercise price will constitute an item of tax preference. This tax preference will be included in the Optionee's computation of the Optionee's alternative minimum tax. The basis of the shares received by the Optionee upon exercise of an Incentive Stock Option is the exercise price. The Optionee's holding period for such shares begins on the date of exercise.

         If the Optionee does not dispose of the shares issued to the optionee upon the exercise of an Incentive Stock Option within one year after such issuance or within two years after the date of the grant of such Incentive Stock Option, whichever is later, then any gain or loss realized by the Optionee on a later sale or exchange of such shares generally will be a long-term capital gain or a long-term capital loss equal to the difference between the amount realized upon the disposition and the exercise price, if such shares are otherwise a capital asset in the hands of the Optionee. Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held and the Optionee's tax bracket. Any net capital loss may be used only to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. If the Optionee sells the shares during such period (i.e., within two years after the date of grant of the Incentive Stock Option or within one year after the transfer of the shares to the Optionee), the sale will be deemed a "disqualifying disposition." In that event, the Optionee will recognize ordinary income for the year in which the disqualifying disposition occurs equal to the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise of such Incentive Stock Option or the amount realized from the sale exceeded the amount the Optionee paid for such shares. In the case of disqualifying dispositions resulting from certain transactions, such as gift or related party transactions, the Optionee will realize ordinary income equal to the fair market value of the shares on the date of exercise minus the exercise price. The basis of the shares with respect to which a disqualifying disposition occurs will be increased by the amount included in the Optionee's ordinary income. Disqualifying dispositions of shares may also, depending upon the sales price, result in capital gain or loss under the Code rules that govern other stock dispositions, assuming that the shares are held as a capital asset. The tax treatment of such capital gain or loss is summarized above.

         Except as provided below, the use of shares already owned by the Optionee to pay the purchase price of an Incentive Stock Option will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the Optionee's basis in such excess shares will equal the amount of cash paid by the Optionee upon the exercise of the Incentive Stock Option (if any), and the Optionee's holding period with respect to such excess shares will begin on the date such shares are transferred to the Optionee. However, if payment of the purchase price upon exercise of an Incentive Stock Option is made with shares acquired upon exercise of an Incentive Stock Option before the shares used for payment have been held for the two-year or one-year period described herein, use of such shares as payment will be deemed a "disqualifying disposition" of the shares used for payment subject to the rules described herein.

         Under current law, any gain realized by an Optionee, other than long-term capital gain, is taxable at a maximum federal income tax rate of 39.6%. Under current law, long-term capital gain is taxable at a maximum federal income tax rate of 20%.

         The Company will be entitled to a tax deduction in connection with an Option under the Equity Incentive Plan in an amount equal to the ordinary income realized by the Optionee and at the time such Optionee recognizes such income (including any ordinary income realized by the Optionee upon a "disqualifying disposition" of an Incentive Stock Option described above).

         The foregoing discussion is only a summary of certain of the federal income tax consequences relating to the Equity Incentive Plan as in effect on the date of this Proxy Statement. No consideration has been given to the effects of state, local, and other laws (tax or other) upon the Equity Incentive Plan or upon the Optionee or Company, which laws will vary depending upon the particular jurisdiction or jurisdictions involved.

                                (PROPOSAL NO. 3)

                 APPROVAL OF THE REINCORPORATION OF THE COMPANY
                          FROM DELAWARE TO PENNSYLVANIA

         At the Annual Meeting, you will vote upon a proposal to change the Company's state of incorporation from Delaware to Pennsylvania. This is commonly called a "reincorporation." If approved, this reincorporation will be accomplished by merging the Company into a wholly owned Pennsylvania subsidiary that was recently formed by the Company solely for the purpose of effecting the reincorporation, referred to as the "merger." The Company as currently incorporated in Delaware will sometimes be referred to as "Escalon Delaware," and the Company as reincorporated in Pennsylvania will be referred to as "Escalon Pennsylvania."

         On the effective date of the merger, each outstanding share of common stock of Escalon Delaware will automatically be converted into one share of common stock of Escalon Pennsylvania, and stockholders of Escalon Delaware will become shareholders of Escalon Pennsylvania. On the effective date of the merger, the number of outstanding shares of common stock of Escalon Pennsylvania will be equal to the number of shares of common stock of Escalon Delaware outstanding immediately prior to the effective date of the merger.

         No action need be taken by stockholders to exchange their stock certificates; this will be accomplished at the time of the next transfer of Company shares by the shareholder. Upon completion of the merger, certificates for shares in Escalon Delaware will automatically represent an equal number of shares of Escalon Pennsylvania common stock.

         The merger will be effected pursuant to the terms and conditions of an Agreement and Plan of Merger, which is referred to as the "merger agreement," a copy of which is included as Appendix B to this proxy statement. By virtue of the merger, the Company will cease to exist as a Delaware corporation and you will become shareholders of Escalon Pennsylvania. Escalon Pennsylvania will succeed to all of the assets, liabilities, subsidiaries and other properties of the Company, and its name will be changed to "Escalon Medical Corp." Your rights as shareholders and the internal affairs of Escalon Pennsylvania will be governed by the Articles of Incorporation (the "Pennsylvania Articles") and Bylaws (the "Pennsylvania Bylaws") of Escalon Pennsylvania and by the Pennsylvania Business Corporation Law of 1988, as amended, known as the "Pennsylvania BCL." Your rights as shareholders will no longer be governed by the Certificate of Incorporation (the "Delaware Certificate") and By-laws (the "Delaware By-laws") of the Company and the Delaware General Corporation Law, known as the "Delaware GCL." Copies of the Pennsylvania Articles and the Pennsylvania Bylaws are included as Appendices C and D to this proxy statement. Copies of the Delaware Certificate and Delaware By-laws as currently in effect are available for inspection at the headquarters of the Company and will be sent to stockholders without cost upon request.

         There will be no change in the name, business, management, benefit plans, location, assets, liabilities or net worth of the Company as a result of the reincorporation following the merger. While the rights of shareholders under the Pennsylvania BCL and the Delaware GCL differ in a number of respects, the Pennsylvania Articles and the Pennsylvania Bylaws have been designed to minimize these differences. The material changes in shareholder rights, corporate governance and other matters resulting from the reincorporation are discussed below.

         The Delaware GCL refers to "stockholder" whereas the Pennsylvania BCL uses the term "shareholder." The term shareholder is used throughout the discussion below because "stockholder" and "shareholder" have the same meaning under those statutes.

         The merger agreement was approved by the Board of Directors of the Company on August 14, 2001. Under Delaware law, consummation of the merger will require that the merger agreement be adopted by the affirmative vote of the holders of record of a majority of the outstanding shares of common stock of the Company. The merger and reincorporation will be effected as soon as practicable after the merger agreement has been approved by the shareholders. The merger and reincorporation may be abandoned or the merger agreement may be amended, either before or after shareholder approval, if, in the opinion of the Board of Directors, circumstances arise that make it inadvisable to proceed. However, after shareholder approval, the principal terms of the merger may not be amended without further shareholder approval. If the merger agreement is not approved by the shareholders, the merger and reincorporation will not be consummated and the Company will remain a Delaware corporation.

REASONS FOR THE REINCORPORATION

         The principal reason for reincorporating the Company in Pennsylvania is to eliminate the Company's annual liability under the Delaware franchise tax. As a Pennsylvania corporation, the Company would no longer be subject to the Delaware franchise tax.

         The Company maintains its corporate headquarters in Pennsylvania and has had virtually no business operations in Delaware. At one time, the Delaware GCL was generally viewed as being more modern and less restrictive than the corporation laws of Pennsylvania. However, the Company believes that many of the differences between the Delaware and Pennsylvania corporation laws were eliminated several years ago when Pennsylvania adopted sweeping changes in the Pennsylvania BCL that afforded Pennsylvania corporations significant operating flexibility.

         As a result of the large number of corporations incorporated in Delaware, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. The Board of Directors believes, however, that the tax savings and other advantages of reincorporating in Pennsylvania outweigh these benefits of being incorporated in Delaware.

NO CHANGE IN MANAGEMENT

         If the reincorporation proposal is adopted, the directors of Escalon Pennsylvania will become the directors of the Company. The Pennsylvania Articles provide for a classified Board. The terms of Mr. Kwan and Mr. Coppola as Class I directors will expire at the 2001 Annual Meeting of Shareholders, and these directors are standing for reelection for terms continuing until the 2004 Annual Meeting of Shareholders. The terms of Mr. O'Donnell and Mr. Choate as Class II directors will continue until the 2002 Annual Meeting of Shareholders, and the terms of Mr. DePiano and Dr. Federman as Class III directors will continue until the 2003 Annual Meeting of Shareholders.

         The persons who currently serve as executive officers of the Company will serve as the executive officers of Escalon Pennsylvania after the reincorporation.

BENEFIT PLANS TO CONTINUE

         The Company's employee benefit plans will not be changed in any material respect by the reincorporation. Each outstanding option to acquire shares of common stock of Escalon Delaware will be converted into an option to acquire an equal number of shares of common stock of Escalon Pennsylvania, under the same terms and conditions as the original options. All of the Company's employee benefit plans, including the 1991 Stock Option Plan, the 1992 Stock Option Plan, the 1993 Stock Option Plan, the 1999 Equity Incentive Plan and the 1999 Equity Incentive Plan for the Employees of Sonomed, Inc., will be adopted and continued by Escalon Pennsylvania following the reincorporation. Shareholders should recognize that approval of the proposed reincorporation will constitute approval of the adoption and assumption of those plans by Escalon Pennsylvania. Any future options granted under any of those plans will be for shares of common stock of Escalon Pennsylvania.

CAPITALIZATION

         Currently, the Company's capital stock consists of 35,000,000 authorized shares of common stock, par value $.001 per share, of which 3,292,184 shares were issued and outstanding as of September 21, 2001, and 2,000,000 authorized shares of preferred stock, par value $.001 per share, of which no shares are issued and outstanding.

         The capitalization of Escalon Pennsylvania is identical to the capitalization of the Company, with authorized capital stock of 35,000,000 shares of common stock, $.001 par value, and 2,000,000 shares of preferred stock, $.001 par value, consistent with maintaining adequate capitalization for the current needs of the Company. Upon the effectiveness of the reincorporation, Escalon Pennsylvania will have the same number of outstanding shares of common stock that the Company had outstanding immediately prior to the reincorporation, and no shares of preferred stock will be outstanding. Escalon Pennsylvania's authorized but unissued shares of common and preferred stock will be available for future issuance.

         Under the Pennsylvania Articles, as under the Delaware Certificate, the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any undesignated series of preferred stock and to fix the number of shares constituting any such series and to determine the designation thereof.

         The Board of Directors may authorize the issuance of preferred stock for the purpose of adopting stockholder rights plans or in connection with various corporate transactions, including corporate partnering arrangements. If the reincorporation is approved, it is not the current intention of the Board of Directors to seek stockholder approval prior to any issuance of preferred stock, except as required by law or regulation.

COMPARATIVE RIGHTS OF SHAREHOLDERS BEFORE AND AFTER THE REINCORPORATION

         General

         In general, the rights of shareholders of Pennsylvania and Delaware business corporations are governed by and subject to the provisions of the Pennsylvania BCL and the Delaware GCL, respectively. If the reincorporation proposal is adopted, the shareholders of the Company will become shareholders of Escalon Pennsylvania, and their rights will be governed by and subject to the provisions of the Pennsylvania BCL rather than the Delaware GCL. The rights of the Company's shareholders after the reincorporation will also be governed by the Pennsylvania Articles and Pennsylvania Bylaws rather than the provisions of the Delaware Certificate and Delaware By-laws. The after is a summary of the material differences in the rights of shareholders before and after the reincorporation and is qualified in its entirety by reference to the relevant provisions of the Delaware GCL, the Pennsylvania BCL, the Delaware Certificate, the Delaware By-laws, the Pennsylvania Articles and the Pennsylvania Bylaws.

         Although the Pennsylvania Articles and Pennsylvania Bylaws and the Delaware Certificate and Delaware By-laws and the respective laws of Pennsylvania and Delaware are discussed below, this discussion contains neither an exhaustive description of all differences between the Pennsylvania Articles and Pennsylvania Bylaws and the Delaware Certificate and Delaware By-laws nor an exhaustive description of the differences between the laws of the two states. The discussion below of the Pennsylvania Articles and Pennsylvania Bylaws is qualified by reference to Appendices C and D. In evaluating the proposed reincorporation, you should read the following chart together with the discussion following the chart and the merger agreement, the Pennsylvania Articles and the Pennsylvania Bylaws attached to this proxy statement. For each item summarized in the chart, there is a reference to a page of this proxy statement on which a more detailed discussion appears.

         In addition, there is a substantial body of case law in Delaware interpreting the corporation laws of that state. Currently, a comparable body of judicial interpretations does not exist in Pennsylvania. Delaware also has established a system of Chancery Courts to adjudicate matters arising under its corporation law. Pennsylvania has considered but has not yet established an equivalent court system. As a result of these factors, there may be less certainty as to the outcome of matters governed by Pennsylvania corporation law than would be the case under Delaware corporate law.

ISSUE                             PENNSYLVANIA                                DELAWARE
-----                             ------------                                --------
Amendments to Charter (see        Amendments to the Pennsylvania Articles     Amendments to the Delaware Certificate
page 22).                         generally require approval of a majority    require approval of the holders of a
                                  of the votes cast, except that              majority of the shares entitled to be
                                  amendments of provisions relating to        voted, except that amendments of
                                  antitakeover matters and the limitation     provisions relating to antitakeover
                                  of liability of directors and               matters and the limitation of
                                  indemnification of directors and            liability of directors require
                                  officers require the approval of at         approval of the holders of at least 66
                                  least 66 2/3% of the votes entitled to      2/3% of the voting power of the stock
                                  be cast on the matter.                      entitled to be voted.

Amendments to Bylaws (see page    Pennsylvania law and the Pennsylvania       Delaware law and the Delaware
22).                              Articles permit the Board of Directors to   Certificate permit the Board of
                                  amend the bylaws, subject to the right of   Directors to amend the Delaware
                                  the shareholders to change such action.     By-Laws.  Stockholders may amend the
                                  Shareholders may amend the Pennsylvania     Delaware By-laws by the affirmative
                                  Bylaws by the affirmative vote of at        vote of the holders of at least 66
                                  least 66 2/3% of the votes entitled to be   2/3% of the voting power of the stock
                                  cast on the matter.                         entitled to be voted.

Action by Written Consent of      Action by written consent of shareholders   Action by written consent of
Shareholders in Lieu of a         is prohibited by the Pennsylvania           stockholders is prohibited by the
Shareholder Vote at Shareholder   Articles and the Pennsylvania Bylaws.       Delaware Certificate.  All stockholder
Meeting (see page 23).            All shareholder action must take place by   action must take place by a
                                  a shareholder vote at a meeting of the      stockholder vote at a meeting of the
                                  shareholders.                               stockholders.

Who May Call Special              The Board of Directors or the Chairman of   The Board of Directors, the Chairman
Shareholder Meeting (see page     the Board may call a special shareholders   of the Board or the President may call
23).                              meeting.                                    a special stockholders meeting.

Fiduciary Duty of Directors       Pennsylvania law permits directors to       Delaware law does not contain a
(see page 26).                    consider the interests of constituencies    statutory provision permitting
                                  other than the corporation and its          directors to consider the interests of
                                  shareholders in discharging their           constituencies other than the
                                  fiduciary duties.                           corporation and its

ISSUE                             PENNSYLVANIA                                DELAWARE
-----                             ------------                                --------
                                  Actions taken by directors are presumed     stockholders.
                                  to be in the best interests of the
                                  corporation.

Limitation of Director            Pennsylvania law permits limitation of      Delaware law permits limitation  of
Liability (see page 27).          director liability for monetary damages,    director liability for monetary
                                  unless the director breaches or fails to    damages, except for a breach of duty
                                  perform the director's duties and such      of loyalty, acts or omissions not in
                                  breach or failure constitutes               good faith or that involve a
                                  self-dealing, willful misconduct or         intentional misconduct, unlawful
                                  recklessness.                               payment of dividends or transactions
                                                                              in which the director derived an
                                                                              improper personal benefit.

Indemnification of Directors      Pennsylvania law, the Pennsylvania          Delaware law and the Delaware By-laws
and Officers (see page 27).       Articles and the Pennsylvania Bylaws        require indemnification of directors
                                  require the indemnification of              and officers if the person acted in
                                  directors and officers unless the act       good faith and in a manner the
                                  or failure to act giving rise to the        person reasonably believed to
                                  claim for indemnification is determined     be in, or not opposed to, the
                                  by a court to have constituted willful      best interests of the Company as
                                  misconduct or recklessness.                 determined by the Board of
                                                                              Directors or the stockholders.

Cumulative Voting (see page 24).  The Pennsylvania Articles provide that      The Delaware Certificate does not
                                  shareholders do not have the right to       provide for cumulative voting by
                                  cumulate their votes in an election of      stockholders in the election of
                                  directors.                                  directors.

Appraisal or Dissenters Rights    Dissenters rights may be available          Appraisal rights may be available in
(see page 25).                    in the event of certain fundamental         certain mergers.
                                  transactions such as mergers, share
                                  exchanges and asset transfers.

Classified Board of Directors     Pennsylvania Articles divide the Board      Delaware Certificate divides the
(see page 23).                    of Directors into three classes.            Board of Directors into three classes.
                                  Directors will serve for three years,       Directors serve for three years, with
                                  with one class being elected each year.     one class being elected each year.

ISSUE                             PENNSYLVANIA                                DELAWARE
-----                             ------------                                --------
Dividends (see page 25).          Generally limited to an amount not          May be paid from surplus (including
                                  greater than an amount that would prevent   paid-in and earned surplus) or net
                                  the Company from being able to pay its      profits for present or prior fiscal
                                  debts as they become due or would cause     year.
                                  its assets to be less than the sum of its
                                  total liabilities plus the amount needed
                                  to pay any preferential amounts to
                                  shareholders upon a dissolution of the
                                  Company.

Removal of Directors by           Removal only for cause by affirmative       Removal only for cause by affirmative
Shareholders (see page 26).       vote of a majority of the votes cast.       vote of the holders a majority of the
                                                                              outstanding shares.

         Amendments to Charter; Fundamental Corporate Transactions

         The Delaware GCL requires the approval of the holders of a majority of the outstanding shares entitled to vote on the matter to amend the Delaware Certificate and to effect certain fundamental corporate transactions, such as mergers, sales of substantially all of the assets or dissolution of the Company. It will generally be less difficult under Pennsylvania law to amend the provisions of the Pennsylvania Articles and to engage in fundamental corporate transactions than it is for the Company currently under Delaware law. The Pennsylvania BCL requires only the affirmative vote of a majority of the votes actually cast by all shareholders then entitled to vote at a meeting of shareholders to amend a Pennsylvania corporation's articles of incorporation or engage in certain fundamental corporate transactions. Also, the Pennsylvania BCL does not require shareholder approval of certain non-material amendments to the articles of incorporation, such as changing the corporate name or increasing the number of authorized shares to effectuate a stock dividend where the corporation has only one class of shares outstanding.

         The Delaware Certificate specifies that certain antitakeover provisions and the provisions limiting liability of directors of the Delaware Certificate may be amended only with the approval of holders of at least two-thirds of the outstanding shares entitled to vote. The Pennsylvania Articles contain similar provisions.

         Amendments to Bylaws

         The Delaware GCL and the Delaware Certificate permit the Board of Directors to make changes in the by-laws. Under the Pennsylvania BCL, the power of the Board of Directors to adopt or amend bylaw provisions on certain specified subjects is limited unless the power to adopt or amend these bylaw provisions is granted to the Board in the articles of incorporation.

The Pennsylvania Articles grants this power to amend the Pennsylvania Bylaws to the Board of Directors. Shareholders may amend the Pennsylvania Bylaws by the affirmative vote of at least 66-2/3% of the votes that all shareholders are entitled to cast on the matter.

         Shareholder Action by Consent

         The Pennsylvania BCL does not permit the shareholders of a Pennsylvania corporation that has a class of voting stock registered under the Exchange Act (a "registered corporation") to act without a meeting by less than unanimous written consent unless the articles of incorporation affords them such right. In contrast, the Delaware GCL permits the shareholders to act without a meeting by written consent of the holders of the number of shares required to take the action at a meeting, unless the certificate of incorporation restricts such action.

         Both the Delaware Certificate and the Pennsylvania Articles and the Pennsylvania Bylaws expressly provide that shareholders may not act by consent in lieu of a meeting.

         Shareholders Meetings

         Pennsylvania law provides that in the event that an annual meeting for election of directors is not called and held within six months after the date designated in a Pennsylvania corporation's bylaws, any shareholder may call the meeting at any time thereafter. Also, Pennsylvania law provides that special meetings of shareholders may be called by the Board of Directors and the officers or other persons as may be provided in the bylaws. The Pennsylvania BCL does not permit the shareholders of a registered corporation to call a special meeting of shareholders.

         Under Delaware law, if the annual meeting for the election of directors is not held within 30 days after the date provided in a Delaware corporation's bylaws, or if no date has been designated for a period of 13 months after the organization of the corporation or after its last annual meeting, the Court of Chancery may summarily order a meeting to be held upon the request of any shareholder or director. Also, Delaware law provides that special meetings of shareholders may be called by the Board of Directors or by such persons as may be authorized by the certificate of incorporation or bylaws.

         Both the Delaware By-laws and the Pennsylvania Bylaws provide that annual meetings of the shareholders to elect the directors shall be held at a date, time and place fixed by the Board of Directors. The Delaware By-laws provide that special meetings of the shareholders may be called only by the Board of Directors, the Chairman of the Board or the President, and the Pennsylvania Bylaws provide that special meetings of the shareholders may be called only by the Board of Directors or the Chairman of the Board. Both Pennsylvania law and the Delaware Certificate prohibit shareholders from calling a special meeting.

         Classification of the Board of Directors and Certain Other Related Matters

         Both Delaware law and Pennsylvania law permit a corporation to divide its Board of Directors into separate classes with staggered terms of office, with one class of directors standing for election each year. The Delaware Certificate and By-laws and the Pennsylvania Articles and Bylaws provide for the Board to be classified and to be divided into three classes.

         Pennsylvania law permits, but does not require, provisions in the articles of incorporation or bylaws that provide for a classified board of directors. The Pennsylvania Articles and Bylaws provides for classification of the Board of Directors. This classified board provision provides that directors will be divided into three classes, as nearly equal in number as possible. The term of office for Class I directors will expire at the 2003 Annual Meeting of Shareholders; the term of office for Class II directors will expire at the 2004 Annual Meeting of Shareholders; and the term of office for the Class III directors will expire at the 2002 Annual Meeting of Shareholders. At each Annual Meeting of Shareholders, the successors to the class of directors whose terms expire at that meeting will be elected to serve a term of office until the third succeeding Annual Meeting of Shareholders after their election and until their successors have been duly elected or until their earlier death, resignation or removal.

         Under Pennsylvania law, directors chosen to fill vacancies on a classified board shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors are elected. Pennsylvania law also provides that, unless the articles of incorporation provide otherwise, directors serving on a classified Board of Directors may be removed only for cause. The Pennsylvania Articles will not provide otherwise.

         The classified board provision in the Pennsylvania Articles will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for Escalon Pennsylvania; it will take at least two Annual Meetings of Shareholders for even a majority of shareholders to make a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting. See "--Antitakeover Provisions."

         The classified board provision in the Pennsylvania Articles is set forth in Exhibit C to this proxy statement. The preceding description of this provision is qualified in its entirety by reference to Exhibit C.

         Cumulative Voting for Directors

         Cumulative voting permits the holder of each share of stock entitled to vote in the election of directors to cast that number of votes that equals the number of directors to be elected. The holder may allocate all votes represented by a share to a single candidate or may allocate those votes among as many candidates as the holder chooses. Thus, under cumulative voting, a shareholder with a significant minority percentage of the outstanding shares would be able to elect one or more directors. In contrast, under non-cumulative voting, the holder or holders of a majority of the shares entitled to vote in an election of directors will be able to elect all the directors of the Company.

         Under Delaware law, shareholders may not exercise cumulative voting in the election of directors unless these rights are provided in the certificate of incorporation. However, cumulative voting is available under Pennsylvania law unless otherwise provided in the articles of incorporation. Neither the Pennsylvania Articles nor the Delaware Certificate permits cumulative voting.

         The unavailability of cumulative voting could be characterized as an "antitakeover" provision. See "--Antitakeover Provisions"

         Appraisal or Dissenters Rights

         The rights of shareholders to demand payment in cash by a corporation of the fair value of their shares in the event of certain fundamental corporate transactions are called dissenters rights in Pennsylvania and appraisal rights in Delaware. Under the Pennsylvania BCL, dissenters rights are generally afforded to shareholders in the event of corporate actions such as mergers, share exchanges, transfers of all or substantially all of the assets of the corporation and certain other fundamental transactions in which the corporation is not the acquiring corporation. Under the Delaware GCL stockholders generally have appraisal rights in the event of a merger but not in the event of the sale of all or substantially all of the assets of the corporation.

         Under both Pennsylvania and Delaware law, certain corporations whose securities are broadly held or market traded are not required to provide dissenters or appraisal rights, which exception is currently not available to the Company. The Pennsylvania BCL does not provide dissenters rights to holders of shares that are listed on a national securities exchange, quoted on the Nasdaq National Market or held of beneficially or of record by more than 2,000 shareholders when a plan of merger converts the shares into shares of the acquiring, surviving, new or other corporation (whether or not the shares of the acquiring, surviving, new or other corporation are listed on an exchange or privately held). In contrast, the Delaware GCL does not afford appraisal rights to holders of shares that are listed on a national securities exchange, quoted on the Nasdaq National Market System or held of record by more than 2,000 shareholders when a plan of merger converts such shares into stock of the surviving corporation or stock of another corporation that is listed on a national securities exchange, quoted on the Nasdaq National Market System or held of record by more than 2,000 shareholders.

         Under the Pennsylvania BCL, "fair value" means the value of shares of stock immediately before the effectuation of the action to which the dissenter objects, taking into account all relevant factors but excluding any appreciation or depreciation in anticipation of such corporation action. The meaning of "fair value" under the Delaware GCL is substantially the same.

         Dividends

         Under Pennsylvania law, a corporation has the power, subject to restrictions in its bylaws, to pay dividends or make other distributions to its shareholders, unless after giving effect to the dividends (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless otherwise provided in its articles of incorporation) the amount that would be needed upon the dissolution of the corporation to satisfy the preferential rights, if any, of shareholders having superior preferential rights to the shareholders receiving the distribution. The Pennsylvania Bylaws do not limit the power to make distributions to shareholders.

         Under Delaware law, directors may, subject to any restrictions in the corporation's certificate of incorporation, declare and pay dividends either (i) out of its surplus or (ii) in case there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. The directors of a Delaware corporation may not declare a dividend out of net profits, however, if the capital of the corporation is less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. The Delaware Certificate does not restrict the payment of dividends.

         Removal of Directors

         Under both Delaware law and Pennsylvania law, unless the Board is classified or cumulative voting is permitted, a director can be removed from office during his or her term by shareholders with or without cause. Under Delaware law, the stockholder vote requirement is a majority of the shares then entitled to vote in an election of directors. Under Pennsylvania law, the shareholder vote requirement is a majority of the votes cast. Because the Pennsylvania Articles provide for a classified Board, the Pennsylvania Bylaws provide that Escalon Pennsylvania's directors may be removed from office only for cause by the affirmative vote of a majority of the votes cast by shareholders then entitled to vote in the election of directors.

         Fiduciary Duty of Directors

         Both Pennsylvania and Delaware law provide that the Board of Directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Pennsylvania and Delaware corporations owe fiduciary duties of care and loyalty to the corporations for which they serve as directors. Directors of Delaware corporations also owe fiduciary duties of care and loyalty to the corporation's shareholders.

         Under Pennsylvania law, a director of a Pennsylvania business corporation stands in a fiduciary relationship to the corporation and must perform his or her duties as a director in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In performing these duties, the director is entitled to rely, in good faith, on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared by any of the following: (i) one or more officers or employees whom the director reasonably believes to be reliable and competent in the matters presented; (ii) counsel, public accountants or other persons as to matters which the director reasonably believes to be within the professional competence of these persons; and (iii) a committee of the Board upon which the director does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director reasonably believes to merit confidence. A director will not be considered to be acting in good faith if the director has knowledge concerning the matter in question that would cause his or her reliance to be unwarranted.

         Under Delaware law, Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in the performance of their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct upon directors in matters involving a contest for control of the corporation. A director of a Delaware corporation, in the performance of his or her duties, is fully protected in relying, in good faith, upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, or committees of the Board, or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

         The Pennsylvania BCL provides that, in discharging the duties of their respective positions, the Board of Directors, committees of the Board and individual directors may, in considering the best interests of the corporation, consider the effects of any action upon other constituencies, including employees, suppliers and customers of the corporation and communities in which offices or other establishments of the corporation are located and all other pertinent factors. Absent a breach of a fiduciary duty, lack of good faith or self-dealing, actions taken as a director are presumed to be in the best interests of the corporation. In contrast, the Delaware GCL does not contain any statutory provision permitting the Board of Directors, committees of the Board and individual directors, when discharging the duties of their respective positions, to consider the interests of any constituencies other than the corporation or its shareholders.

         It is unclear under the current state of development of Delaware law whether and the extent to which the Board of Directors, committees of the Board and individual directors may, in considering what is in the corporation's best interests or the effects of any action on the corporation, take into account the interests of any constituency other than the shareholders of the corporation. Consequently, the fiduciary duty provisions of the Pennsylvania BCL may provide significantly broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties, particularly in the context of a threatened change in control.

         Limitation of Director Liability

         Both the Delaware Certificate and the Pennsylvania Articles contain similar provisions that limit the monetary liability of directors. As a result of the provision contained in the Pennsylvania Articles, as permitted by Pennsylvania law, a director of Escalon Pennsylvania will not be personally liable for monetary damages for any action taken, or any failure to take any action, unless the director has breached or failed to perform the duties of his or her office and the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. Such limitation does not apply to the responsibility or liability of a director pursuant to any criminal statute or the liability of a director for the payment of taxes.

         Under Delaware law and the provision set forth in the Delaware Certificate, a director is excused from monetary liability for breach of fiduciary duty as a director unless the liability is for breach of the duty of loyalty, for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, for a willful or negligent payment of an unlawful dividend or unlawful stock purchase or redemption, or for any transaction from which the director derived an improper personal benefit.

         Indemnification of Officers and Directors

         Both Pennsylvania and Delaware law permit a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement reasonably incurred by them in connection with any pending, threatened or completed action or proceeding to which they were or are parties or were threatened to be made parties by reason of the fact that they are or were directors or officers of the corporation. Both states' laws also permit indemnification against expenses reasonably incurred in connection with any pending, threatened or completed derivative action, if the director or officer has acted in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Under both states' laws, court approval is required with respect to any payment made with respect to a derivative action. Furthermore, both the Pennsylvania BCL and the Delaware GCL provide that expenses incurred in defending any action or proceeding may be paid by the corporation in advance of the final disposition upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation.

         In both Pennsylvania and Delaware, the statutory provisions for indemnification and advancement of expenses are non-exclusive of any other rights, such as rights under contract, a bylaw or by vote of shareholders or disinterested directors, to which a person seeking indemnification or advancement of expenses may be entitled. Both the Delaware Certificate and the Pennsylvania Articles require indemnification of directors and officers to the fullest extent permitted by the laws of the respective state. With respect to the Pennsylvania Articles, these boundaries would be dictated by the Pennsylvania BCL, which provides for indemnification of a director or officer unless the conduct of the director or officer is determined by a court to constitute willful misconduct or recklessness. The Delaware GCL does not contain such an express restriction on indemnification, although the Delaware courts have held that indemnification cannot be given with respect to willful and intentional misconduct.

         Certain of the Company's directors and officers have and will continue to be parties to indemnification agreements with the Company. The agreements require the Company to indemnify those directors or officers to the fullest extent permitted under applicable state law and to advance all expenses incurred by them in seeking to enforce their rights under the indemnification agreements.

         Although the indemnification agreements offer substantially the same scope of coverage afforded by provisions in the Pennsylvania Articles and Pennsylvania Bylaws, the indemnification agreements provide greater assurance to officers and directors that indemnification will be available, because, as a contract, they cannot be modified unilaterally in the future by the Board of Directors of Escalon Pennsylvania or by the shareholders to eliminate the rights that they provide, an action that may be possible with respect to the relevant provisions of the Pennsylvania Bylaws, at least as to prospective elimination of such rights.

         The directors and officers of Escalon Pennsylvania would be entitled to the benefits of the indemnification provisions set forth in the Pennsylvania Articles. Because these persons have a financial interest in these arrangements, the adoption of these provisions could be deemed an interested transaction under the Pennsylvania BCL. The Pennsylvania BCL provides that an interested transaction will not be void or voidable if the material facts as to the interest and the transaction are disclosed or are known to the shareholders entitled to vote thereon, and the transaction is specifically approved in good faith by vote of the shareholders. The text of the Pennsylvania Articles, providing for indemnification of its directors and officers, is set forth in Appendix C. A vote in favor of the merger will also be deemed to be a vote in favor of the Pennsylvania Articles. Thus, the adoption of the Pennsylvania Articles will not be subject to challenge as an interested transaction if shareholder approval of the merger is obtained. In addition, shareholder approval will deny a shareholder or third party the right to challenge the validity or enforceability of these provisions on other grounds. The indemnification provisions of the Pennsylvania Articles have not been adopted in response to any recent, pending or threatened litigation.

         Both Pennsylvania and Delaware law permit a corporation to purchase and maintain insurance on behalf of any director or officer of the corporation against any liability asserted against the director or officer and incurred in such capacity, whether or not the corporation would have the power to indemnify the director or officer against such liability. The directors and officers of the Company are currently covered as insureds under directors and officers liability insurance maintained by the Company, which would not be affected by the merger.

DERIVATIVE SUITS

         Under Pennsylvania law, a shareholder may maintain a derivative suit even if the shareholder was not a shareholder at the time of the alleged wrongdoing if a court determines that a preliminary showing has been made that there is a strong prima facie case in favor of the claim and that serious injustice would result without such suit. In contrast, Delaware law provides that a shareholder may bring a derivative suit only if he or she was a shareholder at the time of the alleged wrongdoing or obtained the stock thereafter by operation of law.

ANTITAKEOVER PROVISIONS

      Certain provisions that may reduce a corporation's vulnerability to hostile takeover attempts will apply to Escalon Pennsylvania. These provisions, which are described below, are similar to provisions currently applicable to Escalon Delaware. None of these provisions results from any specific efforts of which the Company is aware to obtain control of the Company.

      Statutory Antitakeover Provisions

      Pennsylvania law provides a registered corporation the ability to avail itself of certain statutory antitakeover measures set forth in the Pennsylvania BCL. The following is a list of the antitakeover provisions that are provided in the Pennsylvania BCL for Pennsylvania registered corporations:

      - Section 1715 of the Pennsylvania BCL, which expressly states that the fiduciary duty of directors does not require them to redeem any rights under or render inapplicable any shareholder rights plan or certain of the antitakeover provisions of the Pennsylvania BCL;

      - Subchapter 25E of the Pennsylvania BCL, which, with certain exceptions, entitles the shareholders to be paid the fair value of their shares by anyone who acquires 20% or more of the outstanding voting power of the corporation;

      - Subchapter 25F of the Pennsylvania BCL, which imposes certain financial requirements and restrictions on business combinations with interested shareholders;

      - Subchapter 25G of the Pennsylvania BCL, which, with certain exceptions, limits the voting rights of persons who have acquired 20% or more of the outstanding voting power of the corporation; and

      - Subchapter 25H of the Pennsylvania BCL, which requires disgorgement of certain profits made by controlling shareholders following their attempts to gain control of the corporation.

      The Pennsylvania BCL and the Pennsylvania Articles contain provisions pursuant to which Escalon Pennsylvania has elected not to be governed by the provisions of Subchapters 25E, 25G and 25H of the BCL. Escalon Pennsylvania will be governed by Subchapter 25F of the BCL, which is described in more detail below under "Shareholder Approval of Certain Business Combinations."

      Currently, the Company is governed by the statutory antitakeover provision set forth in Section 203 of the Delaware GCL. Section 203 of the Delaware GCL prohibits a public Delaware corporation from engaging in a business combination with an interested stockholder for a period of three years after the date of the transaction in which such person became an interested stockholder unless (i) prior to such date, the Board of Directors approved either the business combination or the transaction that resulted in the stockholder's becoming an interested stockholder; or (ii) upon becoming an interested stockholder, the stockholder then owned at least 85% of the voting stock, as defined in Section 203; or (iii) subsequent to such date, the business combination is approved by both the Board of Directors and by at least 66-2/3% of the corporation's outstanding voting stock, excluding shares owned by the interested stockholder. For these purposes, the term "business combination" includes mergers, asset sales and other similar transactions with an interested stockholder. An "interested stockholder" is a person who, together with affiliates and associates, owns (or, within the prior three years, did own) 15% or more of the corporation's voting stock.

      Shareholder Approval of Certain Business Combinations

      The Pennsylvania BCL contains certain provisions designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. Under Subchapter F of Chapter 25 of the Pennsylvania BCL ("Subchapter 25F"), certain "business combinations" by Pennsylvania corporations with "interested shareholders" are subject to a five-year moratorium unless specified conditions are met. Section 203 of the Delaware GCL provides a similar provision to Subchapter 25F.

      Subchapter 25F prohibits a Pennsylvania corporation from engaging in a "business combination" with an "interested shareholder" for five years following the date that such person becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or group who or which owns 20% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 20% or more of such voting stock at any time within the previous five years.

      For purposes of Subchapter 25F, the term "business combination" is defined broadly to include mergers with or caused by the interested shareholder; sales or other dispositions to the interested shareholder of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock or representing 10% or more of its earning power or net income; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested shareholder equal to 5% or more of the aggregate market value of the corporation's outstanding stock (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested shareholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); the adoption of any plan for the liquidation or dissolution of the corporation proposed by or with the interested shareholder; or receipt by the interested shareholder (except proportionately as a shareholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

      The five-year moratorium imposed on business combinations by Subchapter 25F does not apply if: (i) prior to the date on which a shareholder becomes an interested shareholder the Board of Directors approves either the business combination or the transaction that resulted in the person becoming an interested shareholder; (ii) the business combination is approved by the holders of a majority of the outstanding voting stock (excluding the voting stock owned by the interested shareholder) and at the time of such vote the interested shareholder owns 80% of the corporation's voting stock; or (iii) the business combination is approved by (A) the holders of all of the outstanding voting stock or (B) the holders of a majority of the outstanding voting stock (excluding the voting stock owned by the interested shareholder) no earlier than five years after the date such person became an interested shareholder.

      Subchapter 25F applies only to Pennsylvania "registered corporations." Inasmuch as Escalon Pennsylvania will be a Pennsylvania registered corporation following the merger and reincorporation, Subchapter 25F will be immediately applicable to Escalon Pennsylvania following the reincorporation. A Pennsylvania corporation may elect not to be governed by Subchapter 25F by a provision in its original articles of incorporation or an amendment to the articles or the bylaws, which amendment must be approved by majority stockholder vote and may not be further amended by at least 85% of the members of the Board of Directors.

      Additional Antitakeover Measures

      Both Delaware law and Pennsylvania law permit a corporation certain flexibility in governing its internal affairs and its relationships with shareholders and other parties. In particular, these laws permit a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Like the Delaware Certificate, the Pennsylvania Articles and Bylaws contain certain provisions that could be characterized as specific "antitakeover" provisions. Among these measures are the classification of directors, the inability to remove directors without cause, the unavailability of cumulative voting, the inability of the shareholders to call special shareholders' meetings, and the requirement that a supermajority of the shareholders approve certain actions, which are described above.

      Because of the additional time required to change control of the Board of Directors, the classified board provision in the Pennsylvania Articles will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of Escalon Pennsylvania. Because the classified board provision will increase the amount of time required for a takeover bidder to obtain control of Escalon Pennsylvania without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of Escalon Pennsylvania's outstanding stock, it will tend to discourage certain tender offers, perhaps including some tender offers that shareholders may feel would be in their best interests. The classified board provision will also make it more difficult for the shareholders to change the composition of the Board of Directors even if the shareholders believe such a change would be desirable. The classified board provision is designed to assure continuity and stability in the Board of Directors' leadership and policies. While management has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. The Board of Directors also believes that the classified board provision will assist the Board of Directors in protecting the interests of Escalon Pennsylvania's shareholders in the event of an unsolicited offer for Escalon Pennsylvania.

      The classified board provision is intended to encourage persons seeking to acquire control of Escalon Pennsylvania, including through proxy fights or hostile takeovers, to initiate such efforts through negotiations with the Board of Directors. The Board of Directors believes that the classified board provision will help give the Board of Directors the time necessary to evaluate unsolicited offers, as well as appropriate alternatives, in a manner which assures fair treatment of Escalon Pennsylvania's shareholders. The classified board provision is also intended to increase the bargaining leverage of the Board of Directors, on behalf of Escalon Pennsylvania's shareholders, in any negotiations concerning a potential change of control of Escalon Pennsylvania. The classified board provision will, however, make more difficult or discourage a proxy contest or the assumption of control by a substantial shareholder and thus could increase the likelihood that incumbent directors will retain their positions. The classified board provision could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of Escalon Pennsylvania even though such attempt might be beneficial to Escalon Pennsylvania's shareholders.

      Also, the unavailability of cumulative voting could deter investors from acquiring a minority block in the Company with a view toward obtaining a board seat and influencing Company policy. It is also conceivable that the absence of cumulative voting might deter efforts to seek control of the Company, which some shareholders might deem favorable.

      Under the Pennsylvania Articles, the affirmative vote of at least 66-2/3% of the votes that all shareholders are entitled to cast at a duly convened regular or special meeting of the shareholders will be required to approve (a) a merger or consolidation of Escalon Pennsylvania in which the shareholders of Escalon Pennsylvania receive cash, securities or other consideration in exchange for shares of Escalon Pennsylvania's capital stock, other than a merger or consolidation effected for the sole purpose of changing the state of incorporation of Escalon Pennsylvania, or (b) a disposition of all or substantially all of the assets of Escalon Pennsylvania.

      The Pennsylvania Articles permit Escalon Pennsylvania to issue "blank check" preferred stock, with such designations, rights and preferences as may be determined from time to time by the Board of Directors, without shareholder approval. The Pennsylvania Articles currently authorize the issuance of 2,000,000 shares of preferred stock, none of which are outstanding. The authorized and available preferred stock could be issued by Escalon Pennsylvania and used to discourage a change in the control of Escalon Pennsylvania.

      The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms that may be less than favorable to all of the shareholders than would be available in a Board-approved transaction) are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts and to enable the Board of Directors to fully consider the proposed takeover attempt and actively negotiate its terms are in the best interests of the Company and its shareholders.

      In addition to the various antitakeover measures that would be available to Escalon Pennsylvania after the proposed reincorporation due to the application of Pennsylvania law, Escalon Pennsylvania would retain the rights currently available to Escalon Delaware under Delaware law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed reincorporation, shares of authorized and unissued common stock and preferred stock could (within the limits imposed by applicable law) be issued in one or more transactions, or preferred stock could be issued with terms, provisions and rights that would make more difficult and, therefore, less likely, a takeover of Escalon Pennsylvania. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock and preferred stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of Escalon Pennsylvania.

      It should be noted that the voting rights to be accorded to any unissued series of preferred stock of Escalon Pennsylvania remain to be fixed by Escalon Pennsylvania's Board of Directors. Accordingly, if Escalon Pennsylvania's Board of Directors so authorizes, the holders of preferred stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Pennsylvania law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. This preferred stock could also be convertible into a large number of shares of common stock of Escalon Pennsylvania under certain circumstances or have other terms that might make acquisition of a controlling interest in Escalon Pennsylvania more difficult or more costly, including the right to elect additional directors to the Board of Directors of Escalon Pennsylvania. Potentially, the preferred stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of Escalon Pennsylvania. Also, the preferred stock could be privately placed with purchasers who might side with the management of Escalon Pennsylvania in opposing a hostile tender offer or other attempt to obtain control.

      If the proposed reincorporation is approved, it is not the current intention of the Board of Directors to seek shareholder approval prior to any issuance of the preferred stock or common stock of Escalon Pennsylvania, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance would be a detriment to Escalon Pennsylvania and its shareholders. The Board of Directors does not intend to issue any preferred stock except on terms that the Board of Directors deems to be in the best interests of Escalon Pennsylvania and its then existing shareholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

      The reincorporation provided for in the merger agreement is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Provided the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by Escalon Delaware or Escalon Pennsylvania. Each former holder of capital stock of the Company will have the same basis in the capital stock of Escalon Pennsylvania received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to Escalon Pennsylvania's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

      A successful IRS challenge to the reorganization status of the proposed reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Escalon Delaware common stock exchanged in the proposed reincorporation equal to the difference between (i) the shareholder's basis in such share and (ii) the fair market value, as of the time of the proposed reincorporation, of Escalon Pennsylvania common stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Escalon Pennsylvania common stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Escalon Delaware common stock.

      State, local and foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

      The Company does not expect to recognize gain or loss for federal income tax purposes as a result of the proposed reincorporation, and Escalon Pennsylvania should succeed, without adjustment, to the federal income tax attributes of Escalon Delaware. The foregoing is only a summary of certain federal income tax consequences, and does not address all of the tax consequences of the reincorporation which may be relevant to any particular group of shareholders. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM DELAWARE TO PENNSYLVANIA.


                                (PROPOSAL NO. 4)

                      RATIFICATION OF SELECTION OF AUDITORS

      The Board of Directors has appointed the firm of Parente Randolph, LLC as independent public accountants for the year ending June 30, 2002.

      The appointment of auditors is approved annually by the Board of Directors, which is based in part on the recommendations of the Audit Committee. In making its recommendations, the Audit Committee reviews both the audit scope and estimated audit fees for the coming year. This appointment will be submitted to the stockholders for ratification at the Annual Meeting.

      Although not required by law or by the By-laws of the Company, the Board of Directors has determined that it would be desirable to request ratification of this appointment by the stockholders. If ratification is not received, the Board will reconsider the appointment. A representative of Parente Randolph, LLC is expected to be available at the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF PARENTE RANDOLPH, LLC AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

                                  OTHER MATTERS

      The Board of Directors is not aware of any matters not set forth herein that may come before the meeting. If, however, further business properly comes before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

      Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the Securities and Exchange Commission. To be considered for inclusion in the proxy statement and form of proxy relating to the 2002 annual meeting, such proposals must be received by the Company no later than June 4, 2002. Proposals should be directed to the attention of the Secretary of the Company.

      Pursuant to Section 2.3 of the Company's By-Laws, if a stockholder wishes to present at the Company's 2002 annual meeting of stockholders (i) a proposal relating to nominations for and election of directors or (ii) a proposal relating to a matter other than nominations for and election of directors, otherwise than pursuant to Rule 14a-8 of the proxy rules of the Commission, the stockholder must comply with the provisions relating to stockholder proposals set forth in the Company's By-Laws, which are summarized below. Written notice of any such proposal containing the information required under the Company's By-laws, as described herein, must be delivered in person, by first class United States mail postage prepaid or by reputable overnight delivery service to the Company's Secretary at the Company's principal executive offices at the address set forth in the front of this proxy statement during the period commencing on June 4, 2002 and ending on July 5, 2002.

      A written proposal of nomination for a director must set forth (A) the name and address of the stockholder who intends to make the nomination (the "Nominating Stockholder"), (B) the name, age, business address and, if known, residence address of each person so proposed, (C) the principal occupation or employment of each person so proposed for the past five years, (D) the number of shares of capital stock of the Company beneficially owned within the meaning of Commission Rule 13d-3 by each person so proposed and the earliest date of acquisition of any such capital stock, (E) a description of any arrangement or understanding between each person so proposed and the Nominating Stockholder with respect to such person's proposal for nomination and election as a director and actions to be proposed or taken by such person as a director, (F) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (G) such other information regarding each such person as would be required under the proxy solicitation rules of the Commission if proxies were to be solicited for the election as a director of each person so proposed. Only candidates nominated by stockholders for election as a member of the Company's Board of Directors in accordance with the By-law provisions summarized herein will be eligible to be considered or acted upon for election at such meeting of stockholders, and any candidate not nominated in accordance with such provisions will not be considered or acted upon for election as a director at such meeting of stockholders.

      A written proposal relating to a matter other than a nomination for election as a director must set forth information regarding the matter equivalent to the information that would be required under the proxy solicitation rules of the Commission if proxies were solicited for stockholder consideration of the matter at a meeting of stockholders. Only stockholder proposals submitted in accordance with the By-law provisions summarized above will be eligible for presentation at the 2002 annual meeting of stockholders, and any matter not submitted to the Company's Board of Directors in accordance with such provisions will not be considered or acted upon at the 2002 annual meeting of stockholders.

ANNUAL REPORT ON FORM 10-K

      The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of such person, a copy of the Company's annual report on Form 10-K for the year ended June 30, 2001, including the financial statements, but excluding exhibits. Requests for copies of such report should be directed to the Company, Attention: Richard J. DePiano.

      EACH STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                   APPENDIX A

                              ESCALON MEDICAL CORP.

                             AUDIT COMMITTEE CHARTER

PURPOSE

      The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

      In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and to retain outside counsel, auditors or other experts to advise the Committee. The Board and the Committee are in place to represent the Company's stockholders; accordingly, the outside auditors are ultimately accountable to the Board and the Committee.

      The Committee shall review the adequacy of this Charter on an annual basis and recommend any proposed changes to the Board.

MEMBERSHIP

      The Committee shall be comprised of not fewer than three members of the Board, and the Committee's composition shall satisfy the requirements of the Audit Committee Policy OF The Nasdaq Stock Market. Accordingly, all of the members shall be directors:

      - who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

      - who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee shall have accounting or related financial management expertise.

KEY RESPONSIBILITIES

      The Committee's job is one of oversight, and the Committee recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, more knowledge and more detailed information regarding the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee shall not be deemed to provide any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work.

      The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide, with the understanding that the Committee may diverge from this guide as it deems appropriate given the circumstances.

      - The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K) and shall review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61").

      - As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's Quarterly Reports on Form 10-Q and the matters required to be discussed by SAS No. 61.

      - The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

      -     The Committee shall:

            - request from the outside auditors annually a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1;

            - discuss with the outside auditors any such disclosed relationship and their impact on the outside auditor's independence; and

- recommend that the Board take appropriate action to oversee the independence of the outside auditor.

      - The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for stockholder approval), evaluate and, where appropriate, replace the outside auditors.

Adopted by the Board of Directors on May 9, 2000.

                                   APPENDIX B

                          AGREEMENT AND PLAN OF MERGER
                                       OF
                           ESCALON PENNSYLVANIA, INC.
                          (A PENNSYLVANIA CORPORATION)
                                       AND
                              ESCALON MEDICAL CORP.
                            (A DELAWARE CORPORATION)


      THIS AGREEMENT AND PLAN OF MERGER, dated as of September ___, 2001, is between Escalon Pennsylvania, Inc. ("Escalon Pennsylvania"), a Pennsylvania corporation, and Escalon Medical Corp. ("Escalon Delaware"), a Delaware corporation. Escalon Pennsylvania and Escalon Delaware are sometimes referred to herein collectively as the "Constituent Corporations."

                                    RECITALS:

      Escalon Pennsylvania is a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania and has a total authorized capital stock consisting of 35,000,000 shares of Common Stock, $.001 par value, and 2,000,000 shares of Preferred Stock, $.001 par value. As of the date hereof, and before giving effect to the transactions contemplated hereby, 100 shares of Common Stock were outstanding, all of which were held by Escalon Delaware, and no shares of Preferred Stock were outstanding.

      Escalon Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has a total authorized capital stock consisting of 35,000,000 shares of Common Stock, $.001 par value, and 2,000,000 shares of Preferred Stock, $.001 par value. As of the date hereof, and before giving effect to the transactions contemplated hereby, 3,292,184 shares of Common Stock and no shares of Preferred Stock were outstanding.

      Escalon Pennsylvania is a wholly owned subsidiary of Escalon Delaware.

      The Board of Directors of Escalon Delaware has determined that, for the purpose of effecting the reincorporation of Escalon Delaware in the Commonwealth of Pennsylvania, it is advisable and in the best interests of Escalon Delaware that Escalon Delaware merge with and into Escalon Pennsylvania upon the terms and conditions herein provided.

      The respective Boards of Directors of Escalon Pennsylvania and Escalon Delaware have approved this Agreement and have directed that this Agreement be submitted to a vote of the stockholders of the respective corporations and be executed by the undersigned officers.

      NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Escalon Pennsylvania and Escalon Delaware hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                    I. MERGER

      1.1 MERGER. In accordance with the provisions of this Agreement, the Pennsylvania Business Corporation Law and the Delaware General Corporation Law, Escalon Delaware shall be merged with and into Escalon Pennsylvania (the "Merger"), the separate existence of Escalon Delaware shall cease and Escalon Pennsylvania shall change its name to "Escalon Medical Corp." Escalon Pennsylvania shall be, and is herein sometimes referred to as, the "Surviving Corporation."

      1.2 FILING AND EFFECTIVENESS. The Merger shall not become effective until the following actions shall be completed:

            (a) This Agreement and the Merger shall have been adopted and approved by the stockholders of Escalon Delaware and the sole shareholder of Escalon Pennsylvania in accordance with the requirements of the Delaware General Corporation Law and the Pennsylvania Business Corporation Law, respectively;

            (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

            (c) Executed Articles of Merger meeting the requirements of the Pennsylvania Business Corporation Law shall have been filed with the Department of State of the Commonwealth of Pennsylvania; and

            (d) An executed Certificate of Merger meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

      The date and time when the Merger shall become effective as aforesaid is herein called the "Effective Date of the Merger."

      1.1 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Escalon Delaware shall cease, and Escalon Pennsylvania, as the Surviving Corporation: (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Escalon Delaware's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Escalon Delaware in the manner more fully set forth in Section 1929 of the Pennsylvania Business Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Escalon Pennsylvania as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Escalon Delaware in the same manner as if Escalon Pennsylvania had itself incurred them, all as more fully provided under the applicable provisions of the Pennsylvania Business Corporation Law and the Delaware General Corporation Law.

              II. ORGANIZATIONAL DOCUMENTS, DIRECTORS AND OFFICERS

      2.1 ARTICLES OF INCORPORATION. The Articles of Incorporation of Escalon Pennsylvania as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation, except that the name of the Surviving Corporation shall be changed to "Escalon Medical Corp."

      2.2 BYLAWS. The Bylaws of Escalon Pennsylvania as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

      2.3 DIRECTORS AND OFFICERS. The directors and officers of Escalon Pennsylvania immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

      3.1 ESCALON DELAWARE COMMON SHARES. Upon the Effective Date of the Merger, (i) each share of Escalon Delaware Common Stock, $.001 par value, outstanding immediately prior thereto shall by virtue of the Merger and without any action by either of the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation and (ii) each share of Escalon Delaware Common Stock held as treasury stock, if any, shall be canceled.

      3.2   ESCALON DELAWARE OPTIONS.

            (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans (including the 1990 Stock Option Plan, the 1991 Stock Option Plan, the 1992 Stock Option Plan, the 1993 Stock Option Plan, the 1999 Equity Incentive Plan and the 1999 Equity Incentive Plan for the Employees of Sonomed, Inc.), and all other employee benefit plans of Escalon Delaware. Each outstanding and unexercised option to purchase Escalon Delaware Common Stock shall become an option to purchase the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Escalon Delaware Common Stock issuable pursuant to any such option on the same terms and conditions and at an exercise price per share equal to the respective exercise price per share applicable to any such Escalon Delaware option at the Effective Date of the Merger.

            (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options equal to the number of shares of Escalon Delaware Common Stock so reserved immediately prior to the Effective Date of the Merger.

      3.3 ESCALON PENNSYLVANIA COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, $.001 per value, of Escalon Pennsylvania issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Escalon Pennsylvania, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

      3.4   EXCHANGE OF CERTIFICATES.

            (a) After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Escalon Delaware Common Stock may surrender the same for cancellation to American Stock Transfer and Trust Company or such other agent designated by the Surviving Corporation from time to time (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Escalon Delaware Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which shares of Escalon Delaware Common Stock and Escalon Delaware Preferred Stock were converted in the Merger.

            (b) The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

            (c) Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Escalon Delaware so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

            (d) If any certificate for shares of Escalon Pennsylvania Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Escalon Pennsylvania that such tax has been paid or is not payable.

                                   IV. GENERAL

      4.1 COVENANTS OF ESCALON PENNSYLVANIA. Escalon Pennsylvania covenants and agrees that it will, on or before the Effective Date of the Merger:

            (a) Qualify to do business as a foreign corporation in the State of Wisconsin.

            (b) File any and all documents with the Secretary of State of the State of Delaware necessary for the assumption by Escalon Pennsylvania of all of the franchise tax liabilities of Escalon Delaware.

            (c) Take such other actions as may be required by the Delaware General Corporation Law.

      4.2 FURTHER ASSURANCES. From time to time, as and when required by Escalon Pennsylvania or by its successors or assigns, there shall be executed and delivered on behalf of Escalon Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise by Escalon Pennsylvania the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Escalon Delaware and otherwise to carry out the purposes of this Agreement, and the officers and directors of Escalon Pennsylvania are fully authorized in the name and on behalf of Escalon Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

      4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Escalon Delaware or of Escalon Pennsylvania, or of both, notwithstanding the approval of this Agreement by the stockholders of Escalon Delaware.

      4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Department of State of the Commonwealth of Pennsylvania, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (b) alter or change any term of the Articles of Incorporation of the Surviving Corporation to be effected by the Merger or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock or any Constituent Corporation.

      4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the Commonwealth of Pennsylvania is to be located at 351 East Conestoga Road, Wayne, Pennsylvania 19087, in the County of Chester.

      4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 351 East Conestoga Road, Wayne, PA 19087, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

      4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the Commonwealth of Pennsylvania and, so far as applicable, the merger provisions of the Delaware General Corporation Law.

      4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Boards of Directors of Escalon Pennsylvania, Inc., a Pennsylvania corporation, and Escalon Medical Corp., a Delaware corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.


                                         ESCALON PENNSYLVANIA, INC.,
Attest:                                      a Pennsylvania corporation


By:                                      By:
   --------------------------------         ------------------------------------
   Harry M. Rimmer,                         Richard J. DePiano,
   Secretary                                Chairman and Chief Executive Officer



                                         ESCALON MEDICAL CORP.,
Attest:                                      a Delaware corporation


By:                                      By:
   --------------------------------         ------------------------------------
   Harry M. Rimmer,                         Richard J. DePiano,
   Secretary                                Chairman and Chief Executive Officer

                                   APPENDIX C

                            ARTICLES OF INCORPORATION
                                       OF
                           ESCALON PENNSYLVANIA, INC.


      In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned, desiring to incorporate a corporation for profit, hereby states that:

      ARTICLE 1: The name of the corporation is Escalon Pennsylvania, Inc. (the "Company").

      ARTICLE 2: The address of the registered office of the Company in the Commonwealth of Pennsylvania is 351 East Conestoga Road, Wayne, PA 19087, Chester County.

      ARTICLE 3: The Company is incorporated under the provisions of the Pennsylvania Business Corporation Law of 1988, as amended (the "BCL").

      ARTICLE 4: The aggregate number of shares which the Company shall have authority to issue is 37,000,000 shares, divided into 35,000,000 shares of common stock with a par value of $.001 per share and 2,000,000 shares of preferred stock with a par value of $.001 per share.

      The preferred stock may be issued from time to time in one or more series. The Board of Directors of the Company is hereby expressly authorized to provide, by resolution or resolutions duly adopted, for the creation of each such series and to determine the designation, number of shares, powers, voting rights, preferences, qualifications, limitations and special rights relating to the shares of each such series. The powers, voting rights, preferences, qualifications, limitations and special rights, if any, of each series of preferred stock may be similar to or may differ from those of any and all other series at any time outstanding. All shares of any one series of preferred stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

      ARTICLE 5: The following provisions of the BCL shall not apply to the
Company:

      (a) Section 2538 (relating to approval of transactions with interested shareholders);

      (b)   Subchapter 25E (relating to control transactions);

      (c)   Subchapter 25G (relating to control share acquisitions); and

      (d) Subchapter 25H (relating to disgorgement by certain controlling shareholders following attempts to acquire control).

      ARTICLE 6: The shareholders of the Company shall not have the right to cumulate their votes for the election of directors of the Company.

      ARTICLE 7: The Board of Directors is expressly authorized to adopt, amend and repeal the Bylaws of the Company or any provision thereof and to adopt new Bylaws. The Bylaws may be amended and repealed, and new Bylaws may be adopted, by the shareholders only if approved by the affirmative vote of at least 66-2/3% of the votes that all shareholders are entitled to cast on the matter at any regular or special meeting duly convened after written notice to the shareholders that the purpose, or one of the purposes, of the meeting is to consider the amendment or repeal of the Bylaws.

      ARTICLE 8:

      (a) From and after the effective date of the merger between the Company and Escalon Medical Corp., a Delaware corporation, pursuant to an Agreement and Plan of Merger dated as of the date of these Articles of Incorporation between the Company and Escalon Medical Corp., no action that is required or permitted to be taken by the shareholders of the Company at an annual or special meeting of the shareholders may be taken by consent of the shareholders in lieu of a meeting of shareholders.

      (b) Special meetings of shareholders of the Company may be called only by the Board of Directors or the Chairman of the Board, and may not be called by any other person or persons.

      ARTICLE 9:

      (a) Except as otherwise provided for or fixed by or pursuant to the provisions of Article 4 of these Articles of Incorporation or any resolution or resolutions of the Board of Directors providing for the issuance of any class or series of stock having a preference over the common stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of members of the Board of Directors shall be determined by the Board of Directors in the manner set forth in the Bylaws of the Company. The directors, other than those who may be elected by the holders of preferred stock or any other class or series of stock having a preference over the common stock as to dividends or upon liquidation pursuant to the terms of these Articles of Incorporation or any resolution or resolutions providing for the issuance of such class or series of stock adopted by the Board of Directors, shall be divided into three classes, the respective terms of office of which shall end in successive years. Such classes shall be designated as "Class I," "Class II" and "Class III." The number of directors in each class shall be as nearly equal as possible, except that no director shall be required to be moved from one class to another class in order to attain equality or near equality in the size of the respective classes. The term of office of the initial Class I directors named in
Article 9(b) shall expire at the 2003 annual meeting of shareholders named in
Article 9(b) the term of office of the initial Class II directors shall expire at the 2004 annual meeting of shareholders, and the term of office of the initial Class III directors named in Article 9(b) shall expire at the 2002 annual meeting of shareholders. Thereafter, the directors in each class shall hold office until the third successive annual meeting of shareholders after their election and until their successors shall have been elected and qualified, so that at each annual meeting of shareholders only one class of directors shall be elected. Any director chosen to fill a vacancy, including a vacancy resulting from an increase in the number of directors, shall hold office until the next election of the class for which the director has been chosen and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal.

      (b) The names and classes of the persons who are to serve as the initial directors of the Company until their successors are duly elected and qualified, are:

Class I Director:       William Kwan
                        Anthony Coppola

Class II Directors:     Fred G. Choate
                        Jeffrey F. O'Donnell

Class III Directors:    Richard J. DePiano
                        Jay L. Federman

      ARTICLE 10:

      The affirmative vote of at least 66-2/3% of the votes that all shareholders are entitled to cast at a duly convened regular or special meeting of the shareholders shall be required to approve (a) a merger or consolidation of the Company in which the shareholders of the Company receive cash, securities or other consideration in exchange for shares of the Company's capital stock, other than a merger or consolidation effected for the sole purpose of changing the state of incorporation of the Company, or (b) a disposition of all or substantially all of the assets of the Company.

      ARTICLE 11:

      (a)   (1)   A director of the Company shall stand in a fiduciary relation to the Company and shall perform his or her duties as a director, including the director's duties as a member of any committee of the Board of Directors upon which the director may serve, in good faith, in a manner the director reasonably believes to be in the best interests of the Company, and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In performing his or her duties, a director shall be entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by any of the following: (i) one or more officers or employees of the Company whom the director reasonably believes to be reliable and competent in the matters presented; (ii) legal counsel, public accountants or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; or
(iii) a committee of the Board of Directors upon which the director does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director reasonably believes to merit confidence. A director shall not be considered to be acting in good faith if the director has knowledge concerning the matter in question that would cause the director's reliance to be unwarranted.

            (2) In discharging the duties of their respective positions, the Board of Directors, committees of the Board of Directors and individual directors may, in considering the best interests of the Company, consider the effects of any action upon employees, suppliers and customers of the Company and communities in which offices or other establishments of the Company are located, and all other pertinent factors. The consideration of these factors shall not constitute a violation of Article 11(a)(1) hereof.

            (3) Absent breach of fiduciary duty, lack of good faith or self-dealing, actions taken as a director or any failure to take any action shall be presumed to be in the best interests of the Company.

            (4) A director of the Company shall not be personally liable, as such, for monetary damages for any action taken, or any failure to take any action, unless: (i) the director has breached or failed to perform the duties of his or her office under Article 11(a)(1) through Article 11(a)(3) hereof; and
(ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

            (5)   The provisions of Article 11(a)(4) hereof shall not apply to:
(i) the responsibility or liability of a director pursuant to any criminal statute; or (ii) the liability of a director for the payment of taxes pursuant to local, state or federal law.

      (b) Neither any amendment nor repeal of this Article 11, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article 11, shall eliminate or reduce the effect of this Article 11 in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article 11, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

      ARTICLE 12:

      (a) Every person who is or was a director or officer of the Company shall be indemnified by the Company to the fullest extent allowed by the BCL against all liabilities and expenses imposed upon or incurred by that person in connection with any proceeding in which that person may be made, or threatened to be made, a party, or in which that person may become involved by reason of that person being or having been a director or officer of or serving or having served in any capacity with any other enterprise at the request of the Company, whether or not that person is a director or officer or continues to serve the other enterprise at the time the liabilities or expenses are imposed or incurred.

      (b) To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) agents of the Company (and any other persons to which Pennsylvania law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, votes of shareholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by the BCL subject only to limits created by applicable Pennsylvania law (statutory or non-statutory), with respect to actions for breach of duty to the Company, its shareholders and others.

      (c) Neither any amendment nor repeal of this Article 12, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article 12, shall eliminate or reduce the effect of this Article 12 in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article 12, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

      ARTICLE 13: These Articles of Incorporation may be amended at any time as permitted by law, subject to the express terms hereof, and all rights conferred upon the shareholders or others herein are granted subject to this reservation. None of the provisions of Article 5, 6, 7, 8, 9(a), 10, 11 or 12 or this Article 13 of these Articles of Incorporation shall be amended unless first approved by an affirmative vote of at least 66-2/3% of the votes that all shareholders are entitled to cast on the matter at a duly convened regular or special meeting of the shareholders.

      ARTICLE 14: The name and address of the incorporator is _____________, 4200 One Liberty Place, Philadelphia, PA 19103-7396.

      IN TESTIMONY WHEREOF, the incorporator has signed these Articles of Incorporation this _____ day of September, 2001.



                                        ______________________________________

                                   APPENDIX D







                                     BYLAWS

                                       OF

                           ESCALON PENNSYLVANIA, INC.







          (AS ADOPTED BY THE BOARD OF DIRECTORS ON SEPTEMBER __, 2001)

                                     BYLAWS
                                       OF
                           ESCALON PENNSYLVANIA, INC.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Article 1   CORPORATION OFFICE...........................................      1

Article 2   SHAREHOLDER MEETINGS.........................................      1

Article 3   QUORUM OF SHAREHOLDERS.......................................      5

Article 4   VOTING RIGHTS................................................      6

Article 5   PROXIES......................................................      6

Article 6   RECORD DATE..................................................      7

Article 7   SHAREHOLDER LIST.............................................      7

Article 8   JUDGES OF ELECTION...........................................      8

Article 9   CONSENT OF SHAREHOLDERS IN LIEU OF MEETING NOT  PERMITTED....      9

Article 10  DIRECTORS....................................................      9

Article 11  REMOVAL OF DIRECTORS.........................................      9

Article 12  VACANCIES ON BOARD OF DIRECTORS..............................     10

Article 13  POWERS OF BOARD..............................................     10

Article 14  MEETINGS OF THE BOARD OF DIRECTORS...........................     11

Article 15  ACTION BY WRITTEN CONSENT OF THE BOARD.......................     11

Article 16  COMPENSATION OF DIRECTORS....................................     12

Article 17  LIABILITY OF DIRECTORS.......................................     12

Article 18  OFFICERS.....................................................     13

Article 19  THE CHAIRMAN OF THE BOARD....................................     14

Article 20  THE PRESIDENT................................................     14

Article 21  THE VICE PRESIDENT...........................................     14

Article 22  THE SECRETARY................................................     15

Article 23  THE TREASURER................................................     15

Article 24  ASSISTANT OFFICERS...........................................     15

Article 25  INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS.     15

Article 26  SHARES; SHARE CERTIFICATES...................................     18

Article 27  TRANSFER OF SHARES...........................................     18

Article 28  LOST CERTIFICATES............................................     18

Article 29  FISCAL YEAR..................................................     19

Article 30  MANNER OF GIVING NOTICE; WAIVERS OF NOTICE...................     19

Article 31  AMENDMENTS...................................................     20

                                     BYLAWS
                                       OF
                           ESCALON PENNSYLVANIA, INC.



                                    ARTICLE 1

                               CORPORATION OFFICE

      SECTION 1.1 The Corporation shall have and continuously maintain in the Commonwealth of Pennsylvania a registered office at an address to be designated from time to time by the Board of Directors, which may, but need not, be the same as its place of business.

      SECTION 1.2 The Corporation may also have offices at such other places as the Board of Directors may from time to time designate or the business of the Corporation may require.


                                    ARTICLE 2

                              SHAREHOLDER MEETINGS

      SECTION 2.1 All meetings of the shareholders shall be held at such time and geographic location, within or without the Commonwealth of Pennsylvania, as may be determined from time to time by the Board of Directors and need not be held at the executive offices of the Corporation. If a meeting of the shareholders is held by means of the Internet or other electronic communications technology in a fashion pursuant to which the shareholders have the opportunity to read or hear the proceedings substantially concurrently with their occurrence, vote on matters submitted to the shareholders and pose questions to the directors, the meeting need not be held at a particular geographic location.

      SECTION 2.2 An annual meeting of the shareholders for the election of directors and the transaction of such other business as may properly be brought before the meeting shall be held in each calendar year at such time and place as may be determined by the Board of Directors.

      SECTION 2.3

      (a) The provisions of this Section 2.3(a) shall apply to shareholder proposals relating to nominations for and election of directors:

            (1) Nominations by a shareholder of a candidate for election to the Board of Directors by shareholders at a meeting of shareholders may be made only if the shareholder complies with the procedures set forth in this Section 2.3(a), and any candidate proposed by a shareholder not nominated in accordance with such provisions shall not be considered or acted upon at such meeting of shareholders.

            (2) A proposal by a shareholder for the nomination of a candidate for election by shareholders as a director at any meeting of shareholders at which directors are to be elected may be made only by notice in writing, delivered in person or by first class United States mail postage prepaid, or by reputable overnight delivery service, charges prepaid, to the Board of Directors of the Corporation in care of the Secretary of the Corporation at the principal office of the Corporation, within the time limits specified herein.

            (3) In the case of an annual meeting of shareholders, any such written proposal of nomination must be received by the Board of Directors not less than 90 calendar days nor more than 120 calendar days before the first anniversary of the date on which the Corporation first mailed its proxy statement to shareholders for the annual meeting of shareholders in the immediately preceding year; provided, however, that in the case of an annual meeting of shareholders that is called for a date that is not within 30 calendar days before or after the first anniversary date of the annual meeting of shareholders in the immediately preceding year, any such written proposal of nomination must be received by the Board of Directors not less than five business days after the date the Corporation shall have mailed notice to its shareholders that an annual meeting of shareholders will be held or shall have issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that an annual meeting of shareholders will be held.

            (4) In the case of a special meeting of shareholders, any such written proposal of nomination must be received by the Board of Directors not less than five business days after the earlier of the date that the Corporation shall have mailed notice to its shareholders that a special meeting of shareholders will be held or shall have issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that a special meeting of shareholders will be held.

            (5) Such written proposal of nomination shall set forth: (A) the name and address of the shareholder who intends to make the nomination (the "Nominating Shareholder"), (B) the name, age, business address and, if known, residence address of each person so proposed, (C) the principal occupation or employment of each person so proposed for the past five years, (D) the number of shares of capital stock of the Corporation beneficially owned within the meaning of Securities and Exchange Commission Rules 13d-3 and 13d-5 by each person so proposed and the earliest date of acquisition of any such capital stock, (E) a description of any arrangement or understanding between each person so proposed and the shareholder(s) making such nomination with respect to such person's proposal for nomination and election as a director and actions to be proposed or taken by such person if elected a director, (F) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (G) such other information regarding each such person as would be required under the proxy solicitation rules of the Securities and Exchange Commission if proxies were to be solicited for the election as a director of each person so proposed.

            (6) If a written proposal of nomination submitted to the Board of Directors fails, in the reasonable judgment of the Board of Directors or a nominating committee established by it, to contain the information specified in clause (5) of this Section 2.3(a) or is otherwise deficient, the Board of Directors or the nominating committee shall, as promptly as is practicable under the circumstances, provide written notice to the shareholder(s) making such nomination of such failure or deficiency in the written proposal of nomination and such nominating shareholder shall have five business days from receipt of such notice to submit a revised written proposal of nomination that corrects such failure or deficiency in all material respects.

      (b) The provisions of this Section 2.3(b) shall apply to shareholder proposals relating to matters other than nominations for and elections of directors:

            (1) A shareholder of the Corporation may bring a matter, other than a nomination of a candidate for election as a director, which is covered by
Section 2.3(a), (a "Shareholder Matter") before a meeting of shareholders only if the Shareholder Matter is a proper matter for shareholder action and such shareholder shall have provided notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, charges prepaid, to the Board of Directors of the Corporation in care of the Secretary of the Corporation at the principal office of the Corporation, within the time limits specified in this Section 2.3(b); provided, however, that a proposal submitted by a shareholder for inclusion in the Corporation's proxy statement for an annual meeting that is appropriate for inclusion therein and otherwise complies with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (including timeliness) shall be deemed to have also been submitted on a timely basis pursuant to this Section 2.3(b).

            (2) In the case of an annual meeting of shareholders, any such written notice of a proposal of a Shareholder Matter must be received by the Board of Directors not less than 90 calendar days nor more than 120 calendar days before the first anniversary of the date on which the Corporation first mailed its proxy statement to shareholders for the annual meeting of shareholders in the immediately preceding year; provided, however, that in the case of an annual meeting of shareholders that is called for a date that is not within 30 calendar days before or after the first anniversary date of the annual meeting of shareholders in the immediately preceding year, any such written notice of a proposal of a Shareholder Matter must be received by the Board of Directors not less than five business days after the date the Corporation shall have mailed notice to its shareholders that an annual meeting of shareholders will be held, issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that an annual meeting of shareholders will be held.

            (3) In the case of a special meeting of shareholders, any such written notice of a proposal of a Shareholder Matter must be received by the Board of Directors not less than five business days after the earlier of the date the Corporation shall have mailed notice to its shareholders that a special meeting of shareholders will be held, issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that a special meeting of shareholders will be held.

            (4) Such written notice of a proposal of a Shareholder Matter shall set forth information regarding such Shareholder Matter equivalent to the information regarding such Shareholder Matter that would be required under the proxy solicitation rules of the Securities and

Exchange Commission if proxies were solicited for shareholder consideration of such Shareholder Matter at a meeting of shareholders.

            (5) If a written notice of a proposal of a Shareholder Matter submitted to the Board of Directors fails, in the reasonable judgment of the Board of Directors, to contain the information specified in clause (4) hereof or is otherwise deficient, the Board of Directors shall, as promptly as is practicable under the circumstances, provide written notice to the shareholder who submitted the written notice of presentation of a Shareholder Matter of such failure or deficiency in the written notice of presentation of a Shareholder Matter and such shareholder shall have five business days from receipt of such notice to submit a revised written notice of presentation of a matter that corrects such failure or deficiency in all material respects.

            (6) Only Shareholder Matters submitted in accordance with the foregoing provisions of this Section 2.3(b) shall be eligible for presentation at such meeting of shareholders, and any Shareholder Matter not submitted to the Board of Directors in accordance with such provisions shall not be considered or acted upon at such meeting of shareholders.

      SECTION 2.4 Special meetings of the shareholders may be called at any time by the Board of Directors or the Chairman of the Board, who may fix the date, time and place of the meeting. If the Board of Directors or the Chairman of the Board does not fix the date, time or place of the meeting, it shall be the duty of the Secretary to do so. A date fixed by the Secretary shall not be more than 60 days after the date of the adoption of the resolution of the Board of Directors calling the special meeting.

      SECTION 2.5 Written notice of each meeting other than an adjourned meeting of shareholders, stating the place and time, and, in the case of a special meeting of shareholders, the general nature of the business to be transacted, shall be provided to each shareholder of record entitled to vote at the meeting at such address as appears on the books of the Corporation. Such notice shall be given, in accordance with the provisions of Article 30 of these Bylaws, at least
(a) ten days prior to the day named for a meeting to consider a fundamental change under Chapter 19 of the Pennsylvania Business Corporation Law of 1988 (the "BCL") or (b) five days prior to the day named for the meeting in any other case.

      SECTION 2.6

      (a) Whenever the Corporation has been unable to communicate with a shareholder for more than 24 consecutive months because communications to the shareholder are returned unclaimed or the shareholder has otherwise failed to provide the Corporation with a current address, the giving of notice to such shareholder pursuant to Section 2.5 of these Bylaws shall not be required. Any action or meeting that is taken or held without notice or communication to that shareholder shall have the same validity as if the notice or communication had been duly given. Whenever a shareholder provides the Corporation with a current address, this Section 2.6(a) shall cease to be applicable to such shareholder until such later time, if any, as the terms of this Section 2.6(a) shall again become applicable.

      (b) The Corporation shall not be required to give notice to any shareholder pursuant to Section 2.5 hereof if and for as long as communication with such shareholder is unlawful.

      SECTION 2.7 The Board of Directors may provide by resolution with respect to a specific meeting or with respect to a class of meetings that one or more shareholders may participate in such meeting or meetings of shareholders by means of conference telephone or other electronic technology by means of which all persons participating in the meeting can hear one another, including, without limitation, the Internet. The presence or participation, including voting and taking other action, at the meeting, or the expression of consent or dissent to corporate action, by a shareholder by such means, including, without limitation, the Internet, shall constitute presence of, or vote or action by, or consent or dissent of the shareholder at the meeting. Any notice otherwise required to be given in connection with any meeting at which participation by conference telephone or other communications equipment is permitted shall so specify.


                                    ARTICLE 3

                             QUORUM OF SHAREHOLDERS

      SECTION 3.1 A meeting of shareholders duly called shall not be organized for the transaction of business unless a quorum is present.

      SECTION 3.2 The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for purposes of consideration and action on such matter.

      SECTION 3.3 The shareholders present at a duly organized meeting may continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

      SECTION 3.4 If a meeting of shareholders cannot be organized because a quorum is not present, those present in person or by proxy, may, except as otherwise provided by statute, adjourn the meeting to such time and place as they may determine, without notice other than an announcement at the meeting, until the requisite number of shareholders for a quorum shall be present in person or by proxy.

      SECTION 3.5 Notwithstanding the provisions of Sections 3.1, 3.2, 3.3 and
3.4 of these Bylaws:

      (a) Any meeting of shareholders, including one at which directors are to be elected, may be adjourned for such period as the shareholders present and entitled to vote shall direct.

      (b) Those shareholders entitled to vote who attend a meeting that has been previously adjourned for one or more periods aggregating at least 15 days because of an absence of a quorum, although less than a quorum as fixed in these Bylaws, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the notice of the meeting if the notice states that those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matter.

      (c) Notwithstanding the provisions of Section 3.5(b) of these Bylaws, those shareholders entitled to vote who attend a meeting called for election of directors that has been previously adjourned for lack of a quorum, although less than a quorum as fixed in these Bylaws, shall nevertheless constitute a quorum for the purpose of electing directors.


                                    ARTICLE 4

                                  VOTING RIGHTS

      SECTION 4.1 Except as may be otherwise provided by the Articles of Incorporation, at every meeting of shareholders, every shareholder entitled to vote thereat shall be entitled to one vote for every share having voting power standing in his or her name on the books of the Corporation on the record date fixed for the meeting.

      SECTION 4.2 Except as otherwise provided by statute or by the Articles of Incorporation or by these Bylaws, at any duly organized meeting of shareholders the vote of the holders of a majority of the votes cast shall decide any question brought before such meeting.

      SECTION 4.3 The election of such directors need not be by ballot unless required by vote of the shareholders before the voting for election of directors begins.


                                    ARTICLE 5

                                     PROXIES

      SECTION 5.1 Every shareholder entitled to vote at a meeting of shareholders, or to express consent or dissent to corporate action in writing without a meeting, may authorize another person or persons to act for such shareholder by proxy. Every proxy shall be executed or authenticated by the shareholder or his or her duly authorized attorney-in-fact and filed with or transmitted to the Secretary of the Corporation or its designated agent. A shareholder or his or her duly authorized attorney-in-fact may execute or authenticate a writing or transmit an electronic message authorizing another person to act for such shareholder by proxy. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until notice thereof has been given to the Secretary of the Corporation or its designated agent in writing or by electronic transmission. An unrevoked proxy shall not be valid after three years from the date of its execution, authentication or transmission unless a longer time is expressly provided therein. A proxy shall not be revoked by the death or incapacity of the maker, unless before the vote is counted or the authority is exercised, written notice of such death or incapacity is given to the Secretary of the Corporation or its designated agent.

      SECTION 5.2 Where two or more proxies of a shareholder are present, the Corporation shall, unless otherwise expressly provided in the proxy, accept as the vote of all shares represented thereby the vote cast by a majority of them, and, if a majority of the proxies cannot agree whether the shares represented shall be voted or upon the manner of voting the shares, the voting of the shares shall be divided equally among those persons.


                                    ARTICLE 6

                                   RECORD DATE

      SECTION 6.1 The Board of Directors may fix a time prior to the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, or to vote at, the meeting, which time, except in the case of an adjourned meeting, shall not be more than 90 days prior to the date of the meeting of shareholders. Only shareholders of record on the date so fixed shall be entitled to notice of, or to vote at, such meeting, notwithstanding any transfer of shares on the books of the Corporation after any record date fixed as aforesaid. The Board of Directors may similarly fix a record date for the determination of shareholders of record for any other purpose, such as the payment of a distribution or a conversion or exchange of shares.

      SECTION 6.2 The Board of Directors may by resolution adopt a procedure whereby a shareholder of the Corporation may certify in writing to the Corporation that all or a portion of the shares registered in such shareholder's name are held for the account of a specified person or persons. Such resolution may set forth: (a) the classification of shareholder who may certify; (b) the purpose or purposes for which the certification may be made; (c) the form of certification and information to be contained therein; (d) if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and (e) such other provisions with respect to the procedure as are deemed necessary or desirable. Upon receipt by the Corporation of a certification complying with the procedure, the persons specified in the certification shall be deemed, for the purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification.


                                    ARTICLE 7

                                SHAREHOLDER LIST

      SECTION 7.1 The officer or agent having charge of the share transfer books of the Corporation shall make a complete alphabetical list of the shareholders entitled to vote at any meeting, showing their addresses and the number of shares held by each. The list shall be produced and kept open at the time and place of the meeting for inspection by any shareholder during the entire meeting except that, if the Corporation has 5,000 or more shareholders, in lieu of the making of the list, the Corporation may make the information available at the meeting by other means.

      SECTION 7.2 Failure to comply with the provisions of Section 7.1 of these Bylaws shall not affect the validity of any action taken at a meeting prior to a demand at the meeting by any shareholder entitled to vote thereat to examine the list.

      SECTION 7.3 The original transfer books for shares of the Corporation, or a duplicate thereof kept in the Commonwealth of Pennsylvania, shall be prima facie evidence as to who are the shareholders entitled to examine the list or transfer books for shares or to vote at any meeting.

                                    ARTICLE 8

                               JUDGES OF ELECTION

      SECTION 8.1 Prior to any meeting of shareholders, the Board of Directors may appoint judges of election, who may but need not be shareholders, to act at such meeting or any adjournment thereof. If judges of election are not so appointed, the presiding officer of any such meeting may, and on the request of any shareholder or his or her proxy shall, make such appointment at the meeting. The number of judges shall be one or three. No person who is a candidate for an office to be filled at the meeting shall act as a judge of election.

      SECTION 8.2 In case any person appointed as a judge of election fails to appear or fails or refuses to act, the vacancy so created may be filled by appointment made by the Board of Directors in advance of the convening of the meeting or at the meeting by the presiding officer thereof.

      SECTION 8.3 The judges of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies. The judges of election shall also receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result and do such other acts as may be proper to conduct the election or vote with fairness to all shareholders. The judges of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as practicable. If there are three judges of election, the decision, act or certificate of a majority shall be the decision, act or certificate of all.

      SECTION 8.4 On request of the presiding officer of the meeting or of any shareholder, the judges of election shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts found by them.

                                    ARTICLE 9

            CONSENT OF SHAREHOLDERS IN LIEU OF MEETING NOT PERMITTED

      SECTION 9.1 Shareholders shall not have the right to take any action required or permitted to be taken at a meeting of the shareholders by written consent in lieu of a meeting of shareholders.


                                   ARTICLE 10

                                    DIRECTORS

      SECTION 10.1 The number of directors comprising the first Board of Directors shall be as provided in the original Articles of Incorporation. Thereafter, the number of directors shall be determined by the Board of Directors from time to time. Each director shall be a natural person of full age and need not be a resident of the Commonwealth of Pennsylvania or a shareholder of the Corporation.

      SECTION 10.2 The Board of Directors shall elect a Chairman of the Board. The Chairman of the Board shall preside at all meetings of shareholders and directors.

      SECTION 10.3 Except as otherwise provided in Article 12 of these Bylaws, directors shall be elected by the shareholders. The candidates receiving the highest number of votes from the shareholders, or each class or group of classes, if any, entitled to elect directors separately, up to the number of directors to be elected by the shareholders, or class or group of classes, if any, shall be elected. The directors shall be divided into three classes, designated Class I, Class II and Class III, and each class shall be as nearly equal in number as possible. The initial terms of each class shall be as provided in the original Articles of Incorporation. At each annual meeting of shareholders, that number of directors whose terms shall then expire shall be elected to serve for a term of three years and until their successors have been elected or until their earlier death, resignation or removal. A decrease in the number of directors shall not have the effect of shortening the term of any incumbent director.


                                   ARTICLE 11

                              REMOVAL OF DIRECTORS

      SECTION 11.1 Unless otherwise provided in the Articles of Incorporation, the entire Board of Directors, or any class of the Board of Directors, or any individual director may be removed from office by the vote of the shareholders entitled to vote thereon only for cause. If any directors are so removed, new directors may be elected at the same meeting.

      SECTION 11.2 The Board of Directors may declare vacant the office of a director who has been judicially declared of unsound mind or who has been convicted of an offense punishable by imprisonment for a term of more than one year.

      SECTION 11.3 The Board of Directors may be removed at any time with or without cause by the unanimous vote or consent of shareholders entitled to vote thereon.


                                   ARTICLE 12

                         VACANCIES ON BOARD OF DIRECTORS

      SECTION 12.1 Vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority vote of the remaining members of the Board of Directors, though less than a quorum, or by a sole remaining director, and each person so elected shall be a director to serve for the balance of the unexpired term.

      SECTION 12.2 If one or more directors shall resign from the Board of Directors effective at a future date, the directors then in office, including those who have so resigned, shall have the power by a majority vote to fill the vacancies, the vote thereon to take effect when the resignations become effective.


                                   ARTICLE 13

                                 POWERS OF BOARD

      SECTION 13.1 The business and affairs of the Corporation shall be managed under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are directed or required to be exercised and done by statute, the Articles of Incorporation or these Bylaws.

      SECTION 13.2 The Board of Directors may, by resolution adopted by a majority of the directors in office, establish one or more committees consisting of one or more directors as may be deemed appropriate or desirable by the Board of Directors to serve at the pleasure of the Board. Any committee, to the extent provided in the resolution of the Board of Directors pursuant to which it was created, shall have and may exercise all of the powers and authority of the Board of Directors, except that no committee shall have any power or authority as to the following:

      (a) The submission to shareholders of any action requiring approval of shareholders;

      (b)   The creation or filling of vacancies in the Board of Directors;

      (c)   The adoption, amendment or repeal of these Bylaws;

      (d) The amendment or repeal of any resolution of the Board of Directors that by its terms is amendable or repealable only by the Board of Directors; and

      (e) Action on matters committed by these Bylaws or resolution of the Board of Directors to another committee of the Board of Directors.


                                   ARTICLE 14

                       MEETINGS OF THE BOARD OF DIRECTORS

      SECTION 14.1 A meeting of the Board of Directors may be held immediately following the annual meeting of shareholders at which directors have been elected without the necessity of notice to the directors.

      SECTION 14.2 Meetings of the Board of Directors shall be held at such times and places within or without the Commonwealth of Pennsylvania as the Board of Directors may from time to time appoint or as may be designated in the notice of the meeting. One or more directors may participate in any meeting of the Board of Directors, or of any committee thereof, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear one another. Participation in a meeting by such means shall constitute presence in person at the meeting.

      SECTION 14.3 Special meetings of the Board of Directors may be called by the Chairman of the Board or the President of the Corporation on one day's notice to each director, either by telephone, or if in writing, in accordance with the provisions of Article 30 of these Bylaws. Special meetings shall be called by the Chairman of the Board, the President or Secretary in like manner and on like notice upon the written request of a majority of the directors in office.

      SECTION 14.4 At all meetings of the Board of Directors a majority of the directors in office shall constitute a quorum for the transaction of business, and the acts of a majority of the directors present and voting at a meeting at which a quorum is present shall be the acts of the Board of Directors, except as may be otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws.


                                   ARTICLE 15

                     ACTION BY WRITTEN CONSENT OF THE BOARD

      SECTION 15.1 Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto signed by all of the directors is filed with the Secretary of the Corporation.

                                   ARTICLE 16

                            COMPENSATION OF DIRECTORS

      SECTION 16.1 Directors, as such, may receive a stated salary for their services or a fixed sum and expenses for attendance at regular and special meetings or any combination of the foregoing as may be determined from time to time by resolution of the Board of Directors, and nothing contained herein shall be construed to preclude any director from receiving compensation for services rendered to the Corporation in any other capacity.


                                   ARTICLE 17

                             LIABILITY OF DIRECTORS

      SECTION 17.1 A director of the Corporation shall stand in a fiduciary relation to the Corporation and shall perform his or her duties as a director, including the director's duties as a member of any committee of the Board of Directors upon which the director may serve, in good faith, in a manner the director reasonably believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In performing his or her duties, a director shall be entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by any of the following: (a) one or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented; (b) legal counsel, public accountants or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; or (c) a committee of the Board of Directors upon which the director does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director reasonably believes to merit confidence. A director shall not be considered to be acting in good faith if the director has knowledge concerning the matter in question that would cause the director's reliance to be unwarranted.

      SECTION 17.2 In discharging the duties of their respective positions, the Board of Directors, committees of the Board of Directors and individual directors may, in considering the best interests of the Corporation, consider the effects of any action upon employees, suppliers and customers of the Corporation and communities in which offices or other establishments of the Corporation are located, and all other pertinent factors. The consideration of these factors shall not constitute a violation of Section 17.1 hereof.

      SECTION 17.3 Absent breach of fiduciary duty, lack of good faith or self-dealing, actions taken as a director or any failure to take any action shall be presumed to be in the best interests of the Corporation.

      SECTION 17.4 A director of the Corporation shall not be personally liable, as such, for monetary damages for any action taken, or any failure to take any action, unless: (a) the director has breached or failed to perform the duties of his or her office under Sections 17.1 through 17.3 hereof; and (b) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

      SECTION 17.5 The provisions of Section 17.4 hereof shall not apply to: (a) the responsibility or liability of a director pursuant to any criminal statute; or (b) the liability of a director for the payment of taxes pursuant to local, state or federal law.


                                   ARTICLE 18

                                    OFFICERS

      SECTION 18.1 The Corporation shall have a Chairman of the Board, a President, a Secretary and a Treasurer, or persons who shall act as such, regardless of the name or title by which they may be designated, elected or appointed and may have such other officers and assistant officers as the Board of Directors may authorize from time to time. The Chairman of the Board, President and Secretary shall be natural persons of full age. The Treasurer may be a corporation, but if a natural person shall be of full age. It shall not be necessary for any officer, other than the Chairman of the Board, to be a director. Any number of offices may be held by the same person. Each officer shall hold office at the pleasure of the Board of Directors and until his or her successor has been elected or until his or her earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The resignation shall be effective upon receipt thereof by the Corporation or at such subsequent time as may be specified in the notice of resignation. The Corporation may secure the fidelity of any or all of the officers by bond or otherwise.

      SECTION 18.2 Except as otherwise provided in the Articles of Incorporation, an officer shall perform his or her duties as an officer in good faith, in a manner the officer reasonably believes to be in the best interests of the Corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. A person who so performs his or her duties shall not be liable by reason of having been an officer of the Corporation.

      SECTION 18.3 Any officer or agent of the Corporation may be removed by the Board of Directors with or without cause. The removal shall be without prejudice to the contract rights, if any, of any person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.


                                   ARTICLE 19

                            THE CHAIRMAN OF THE BOARD

      SECTION 19.1 The Chairman of the Board shall be the chief executive officer of the Corporation. The Chairman shall preside at all meetings of the shareholders and the Board of

Directors and shall have responsibility for the general management and control of the business and affairs of the Corporation. Unless otherwise directed by the Board of Directors from time to time, the Chairman shall have the power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of shareholders of or with respect to any action of shareholders of any other corporation in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities in such other corporation.


                                   ARTICLE 20

                                  THE PRESIDENT

      SECTION 20.1 The President shall be the chief operating officer of the Corporation and, subject to the provisions of these Bylaws and to the direction of the Board of Directors, the President shall perform such duties and have such powers as may from time to time be assigned to him or her by the Chairman of the Board or the Board of Directors. The President shall perform the duties and exercise the powers of the Chairman of the Board in the absence or disability of the Chairman.


                                   ARTICLE 21

                               THE VICE PRESIDENT

      SECTION 21.1 The Vice President or, if more than one, the Vice Presidents in the order, if any, established by the Board of Directors shall, in the absence or incapacity of the President, have the authority to exercise all the powers and perform the duties of the President. The Vice Presidents, respectively, shall also have such other authority and perform such other duties as may be provided in these Bylaws or as shall be determined by the Board of Directors or the President. Any Vice President may, in the discretion of the Board of Directors, be designated as "executive," "senior" or by departmental or functional classification.


                                   ARTICLE 22

                                  THE SECRETARY

      SECTION 22.1 The Secretary shall attend all meetings of the Board of Directors and of the shareholders and keep accurate records thereof in one or more minute books kept for that purpose and shall perform the duties customarily performed by the secretary of a corporation and such other duties as may be assigned to him or her by the Board of Directors or the President.

                                   ARTICLE 23

                                  THE TREASURER

      SECTION 23.1 The Treasurer shall be responsible for the custody of the corporate funds and securities; shall be responsible for full and accurate accounts of receipts and disbursements in books belonging to the Corporation; and shall perform such other duties as may be assigned to the Treasurer by the Board of Directors or the President. The Treasurer shall give bond in such sum and with such surety as the Board of Directors may from time to time direct.


                                   ARTICLE 24

                               ASSISTANT OFFICERS

      SECTION 24.1 Each assistant officer shall assist in the performance of the duties of the officer to whom such person is assistant and shall perform such duties in the absence of the officer. An assistant officer shall perform such additional duties as the Board of Directors, the President or the officer to whom such person is assistant may from time to time assign such person. Such officers may be given such functional titles as the Board of Directors shall from time to time determine.


                                   ARTICLE 25

          INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

      SECTION 25.1 The Corporation shall indemnify any director or officer, and may indemnify any other employee or agent, who was or is a party to, or is threatened to be made a party to, or who is called as a witness in connection with, any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another domestic or foreign corporation, for profit or not-for-profit, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with such action, suit or proceeding unless the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

      SECTION 25.2 The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 25 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, contract, vote of shareholders or directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. It is the policy of the Corporation that indemnification of, and advancement of expenses to, directors and officers of the Corporation shall be made to the fullest extent permitted by law. To this end, the provisions of this Article 25 shall be deemed to have been amended for the benefit of directors and officers of the Corporation effective immediately upon any modification of the BCL or any modification, or adoption of any other law that expands or enlarges the power or obligation of corporations organized under the BCL to indemnify, or advance expenses to, directors and officers of corporations.

      SECTION 25.3 The Corporation shall pay expenses incurred by an officer or director, and may pay expenses incurred by any other employee or agent, in defending an action, or proceeding referred to in this Article 25 in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation.

      SECTION 25.4 The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 25 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

      SECTION 25.5 The Corporation shall have the authority to create a fund of any nature, which may, but need not, be under the control of a trustee, or otherwise secure or insure in any manner, its indemnification obligations, whether arising under these Bylaws or otherwise. This authority shall include, without limitation, the authority to: (a) deposit funds in trust or in escrow;
(b) establish any form of self-insurance; (c) secure its indemnity obligation by grant of a security interest, mortgage or other lien on the assets of the Corporation; or (d) establish a letter of credit, guaranty or surety arrangement for the benefit of such persons in connection with the anticipated indemnification or advancement of expenses contemplated by this Article 25. The provisions of this Article 25 shall not be deemed to preclude the indemnification of, or advancement of expenses to, any person who is not specified in Section 25.1 of this Article 25 but whom the Corporation has the power or obligation to indemnify, or to advance expenses for, under the provisions of the BCL or otherwise. The authority granted by this Section 25.5 shall be exercised by the Board of Directors of the Corporation.

      SECTION 25.6 The Corporation shall have the authority to enter into a separate indemnification agreement with any officer, director, employee or agent of the Corporation or any subsidiary providing for such indemnification of such person as the Board of Directors shall determine up to the fullest extent permitted by law.

      SECTION 25.7 As soon as practicable after receipt by any person specified in Section 25.1 of this Article 25 of notice of the commencement of any action, suit or proceeding specified in Section 25.1 of this Article 25, such person shall, if a claim with respect thereto may be made against the Corporation under
Article 25 of these Bylaws, notify the Corporation in writing of the commencement or threat thereof; however, the omission so to notify the Corporation shall not relieve the Corporation from any liability under Article 25 of these Bylaws unless the Corporation shall have been prejudiced thereby or from any other liability which it may have to such person other than under
Article 25 of these Bylaws. With respect to any such action as to which such person notifies the Corporation of the commencement or threat thereof, the Corporation may participate therein at its own expense and, except as otherwise provided herein, to the extent that it desires, the Corporation, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel selected by the Corporation to the reasonable satisfaction of such person. After notice from the Corporation to such person of its election to assume the defense thereof, the Corporation shall not be liable to such person under Article 25 of these Bylaws for any legal or other expenses subsequently incurred by such person in connection with the defense thereof other than as otherwise provided herein. Such person shall have the right to employ his or her own counsel in such action, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of such person unless:
(a) the employment of counsel by such person shall have been authorized by the Corporation; (b) such person shall have reasonably concluded that there may be a conflict of interest between the Corporation and such person in the conduct of the defense of such proceeding; or (c) the Corporation shall not in fact have employed counsel to assume the defense of such action. The Corporation shall not be entitled to assume the defense of any proceeding brought by or on behalf of the Corporation or as to which such person shall have reasonably concluded that there may be a conflict of interest. If indemnification under Article 25 of these Bylaws or advancement of expenses is not paid or made by the Corporation, or on its behalf, within 90 days after a written claim for indemnification or a request for an advancement of expenses has been received by the Corporation, such person may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim or the advancement of expenses. The right to indemnification and advancements of expenses provided hereunder shall be enforceable by such person in any court of competent jurisdiction. The burden of proving that indemnification is not appropriate shall be on the Corporation. Expenses reasonably incurred by such person in connection with successfully establishing the right to indemnification or advancement of expenses, in whole or in part, shall also be indemnified by the Corporation.

      SECTION 25.8 The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another domestic or foreign corporation for profit or not-for-profit, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article 25.


                                   ARTICLE 26

                           SHARES; SHARE CERTIFICATES

      SECTION 26.1 All shares issued by the Corporation shall be represented by certificates. The share certificates of the Corporation shall be numbered and registered in a share register as they are issued; shall state that the Corporation is incorporated under the laws of the Commonwealth of Pennsylvania; shall bear the name of the registered holder, the number and class of shares and the designation of the series, if any, represented thereby, the par value, if any, of each share or a statement that the shares are without par value, as the case may be; shall be signed by the Chairman of the Board, the President or a Vice President, and the Secretary or the Treasurer or any other person properly authorized by the Board of Directors, and shall bear the corporate seal, which seal may be a facsimile engraved or printed. Where the certificate is signed by a transfer agent or a registrar, the signature of any corporate officer on such certificate may be a facsimile engraved or printed. In case any officer who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer because of death, resignation or otherwise before the certificate is issued, such share certificate may be issued by the Corporation with the same effect as if the officer had not ceased to be such at the date of its issue.


                                   ARTICLE 27

                               TRANSFER OF SHARES

      SECTION 27.1 Upon surrender to the Corporation of a share certificate duly endorsed by the person named in the certificate or by attorney duly appointed in writing and accompanied where necessary by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto and the old certificate cancelled and the transfer recorded on the share register of the Corporation. Except as otherwise provided pursuant to Section 6.2 hereof, a transferee of shares of the Corporation shall not be a record holder of such shares entitled to the rights and benefits associated therewith unless and until the share transfer has been recorded on the share transfer books of the Corporation. No transfer shall be made if it would be inconsistent with the provisions of Article 8 of the Pennsylvania Uniform Commercial Code.


                                   ARTICLE 28

                                LOST CERTIFICATES

      SECTION 28.1 Where a shareholder of the Corporation alleges the loss, theft or destruction of one or more certificates for shares of the Corporation and requests the issuance of a substitute certificate therefor, the Board of Directors may direct a new certificate of the same tenor and for the same number of shares to be issued to such person upon such person's making of an affidavit in form satisfactory to the Board of Directors setting forth the facts in connection therewith, provided that prior to the receipt of such request the Corporation shall not have either registered a transfer of such certificate or received notice that such certificate has been acquired by a bona fide purchaser. When authorizing such issue of a new certificate the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such person's heirs or legal representatives, as the case may be, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such form and sum and with surety or sureties, with fixed or open penalty, as shall be satisfactory to the Board of Directors, as indemnity for any liability or expense that it may incur by reason of the original certificate remaining outstanding.


                                   ARTICLE 29

                                   FISCAL YEAR

      SECTION 29.1 The fiscal year of the Corporation shall be as determined by the Board of Directors.


                                   ARTICLE 30

                   MANNER OF GIVING NOTICE; WAIVERS OF NOTICE

      SECTION 30.1 Except for any notice under Section 2.3 of these Bylaws, which shall be governed by the provisions of Section 2.3, any notice required to be given to any person under the provisions of these Bylaws shall be given to the person either personally or by sending a copy thereof:

      (a) By first class or express mail, postage prepaid, or courier service, charges prepaid, to his or her postal address appearing on the books of the Corporation or, in the case of written notice to directors, supplied by each director to the Corporation for the purpose of the notice. A notice pursuant to this subparagraph shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a courier service for delivery to that person.

      (b) By facsimile transmission, e-mail or other electronic communication to his or her facsimile number or address for e-mail or other electronic communications supplied by him or her to the Corporation for the purpose of notice. Notice pursuant to this subparagraph shall be deemed to have been given to the person entitled thereto when sent.

      SECTION 30.2 Any notice required to be given to any person under the provisions of statute, the Corporation's Articles of Incorporation or these Bylaws may be waived in a writing signed by the person entitled to such notice whether before or after the time stated therein. Except as otherwise required by statute, and except in the case of a special meeting, neither the business to be transacted at, nor the purpose of, a meeting need be specified in the waiver of notice. In the case of a special meeting of shareholders, the waiver of notice shall specify the general nature of the business to be transacted. Attendance of any person, whether in person or by proxy, at any meeting shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

                                   ARTICLE 31

                                   AMENDMENTS

      SECTION 31.1 These Bylaws may be amended and repealed, and new Bylaws may be adopted, by the shareholders only if approved by the affirmative vote of at least 66-2/3% of the votes that all shareholders are entitled to cast on the matter at any regular or special meeting duly convened after written notice to the shareholders that the purpose, or one of the purposes, of the meeting is to consider the amendment or repeal of these Bylaws. There shall be included in, or enclosed with, the notice a copy of the proposed amendment or a summary of the changes to be effected thereby.

      SECTION 31.2 These Bylaws may be amended or repealed, and new Bylaws adopted, by the affirmative vote of a majority of the members of the Board of Directors at any regular or special meeting duly convened, subject to the power of the shareholders to change such action of the Board of Directors in accordance with the provisions of Section 31.1 of these Bylaws.

PROXY                                                                      PROXY

                              ESCALON MEDICAL CORP.
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 2, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Richard J. DePiano and Harry M. Rimmer, or either of them acting alone in the absence of the other, the attorneys, agents and proxies of the undersigned, with full powers of substitution (the "Proxies"), to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Stockholders (the "Annual Meeting") of Escalon Medical Corp. (the "Company") to be held at the offices of Duane Morris, One Liberty Place, 1650 Market Street, Philadelphia, PA 19103-7396, on November 2, 2001 at 9:00 a.m. or any adjournment or continuation thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

1.       ELECTION OF CLASS II DIRECTORS

               _  FOR all nominees listed          _ WITHHOLD AUTHORITY
               below (except as marked             to vote for the all nominees
               to contrary)

         INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE FOLLOWING LIST:

               Fred G. Choate
               Jeffrey M. O'Donnell

         THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH OF THE NOMINEES FOR CLASS II DIRECTOR IN PROPOSAL 1.

2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1999 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR AWARD UNDER THE PLAN.

               FOR _               AGAINST _                 ABSTAIN _

         THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSAL NO. 2.

3. PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY FROM DELAWARE TO PENNSYLVANIA.

               FOR _               AGAINST _                 ABSTAIN _

         THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSAL NO. 3.

4. PROPOSAL TO RATIFY THE SELECTION OF PARENTE RANDOLPH, LLC AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

               FOR _               AGAINST _                 ABSTAIN _

         THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSAL NO. 4.

5. OTHER BUSINESS. In their discretion, the Proxies are authorized to vote upon such other business as may come before the Annual Meeting and any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting.

           IMPORTANT - PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN
              THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

         This Proxy when properly executed will be voted as specified. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted "FOR" each nominee for Class II Director, "FOR" the Proposal to approve an amendment to the Company's 1999 Equity Incentive Plan to increase the number of shares available for award under the Plan, "FOR" the approval of the reincorporation of the Company from Delaware to Pennsylvania, and "FOR" the ratification of Parente Randolph, LLC as the independent auditors of the Company. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendations of the Board of Directors. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending the meeting and electing to vote in person.

         Please sign exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian or corporate officer, please give full title.

                      DATE _________________________________, 2001


                      ____________________________________________
                      SIGNATURE

                      ____________________________________________
                      SIGNATURE

                      I Do _    I Do Not _    expect to attend the meeting.


                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                   CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




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